                                                                   EXHIBIT 10.22


                               FOURTH AMENDMENT TO
                              AMENDED AND RESTATED
           REVOLVING CREDIT AND TERM LOAN AGREEMENT AND LIMITED WAIVER

      Fourth Amendment dated as of May 7, 2001, to the Amended and Restated Revolving Credit and Term Loan Agreement (the "Fourth Amendment"), by and among THE HOLMES GROUP, INC. (FORMERLY KNOWN AS HOLMES PRODUCTS CORP.), a Massachusetts corporation (the "Company"), THE RIVAL COMPANY, a Delaware corporation ("Rival"), HOLMES PRODUCTS (FAR EAST) LIMITED, an entity organized under the laws of the Bahamas ("Far East"), ESTEEM INDUSTRIES LIMITED, an entity organized under the laws of Hong Kong ("Esteem"), RAIDER MOTOR CORPORATION, an entity organized under the laws of the Bahamas ("Raider"), HOLMES PRODUCTS (EUROPE) LIMITED, an entity organized under the laws of the United Kingdom ("Holmes UK"), BIONAIRE INTERNATIONAL B.V., a private company with limited liability incorporated under the laws of the Netherlands ("Bionaire BV"), PATTON ELECTRIC (HONG KONG) LTD. a corporation organized under the laws of Hong Kong ("Patton"), THE HOLMES GROUP CANADA LTD. (THE SURVIVOR OF THE AMALGAMATION OF THE RIVAL COMPANY OF CANADA AND HOLMES AIR (CANADA) CORP.), a corporation organized under the laws of Canada ("Holmes Canada" and, collectively with the Company, Rival, Far East, Esteem, Raider, Holmes UK, Bionaire BV and Patton, the "Borrowers", and each individually a "Borrower"), FLEET NATIONAL BANK (FORMERLY KNOWN AS BANKBOSTON, N.A.) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Existing Banks"), and Fleet National Bank (the "New Bank") amending certain provisions of the Amended and Restated Revolving Credit and Term Loan Agreement dated as of February 5, 1999 (as amended by the First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement dated as of August, 1999, the Second Amendment to Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 30, 2000, the Forbearance Agreement and Third Amendment dated as of April 13, 2001 and as further amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the Existing Banks, FLEET NATIONAL BANK (FORMERLY KNOWN AS BANKBOSTON, N.A.) in its capacity as administrative agent (the "Agent"), LEHMAN COMMERCIAL PAPER INC. in its capacity as documentation agent, BANKBOSTON, N.A. acting through its Hong Kong and London branches as fronting bank, FLEETBOSTON ROBERTSON STEPHENS INC. (FORMERLY KNOWN AS BANCBOSTON ROBERTSTON STEPHENS INC.) as syndication agent and arranger and LEHMAN BROTHERS INC. as co-arranger. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

      WHEREAS, the New Bank wishes to become a party to the Credit Agreement as a Bank; and

      WHEREAS, the Borrowers, the Existing Banks and the New Bank have agreed to permit the New Bank to become a party to the Credit Agreement and to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Fourth Amendment;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. ACCESSION OF NEW BANK; WAIVER OF VOTING RIGHTS. Subject to the terms and conditions of this Fourth Amendment, the New Bank hereby agrees to assume, without recourse to the Banks or the Agent, on the Effective Date (as defined in Section 21 below), a Revolving B Commitment of $40,000,000. The New Bank hereby agrees to be bound by, and hereby requests the agreement of the Borrowers and the Agent that the New Bank shall be entitled to the benefits of, all of the terms, conditions and provisions of the Credit Agreement as if the New Bank had been one of the lending institutions originally executing the Credit Agreement as a "Bank"; provided that nothing herein shall be construed as making the New Bank liable to the Borrowers or the other Banks in respect of any acts or omissions of any party to the Credit Agreement or in respect of any other event occurring prior to the Effective Date of this Fourth Amendment and, provided, further that the New Bank hereby agrees to waive, from and after the date hereof, its right to vote as a Bank under the Credit Agreement or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to
Section 13.1 or Section 13.2, and the determination of Majority Banks shall for all purposes be made without regard to such New Bank's interest in any of the Revolving Credit B Loans. Notwithstanding anything to the contrary contained in the immediately preceding proviso, (a) a decrease in the rate of interest on the Revolving Credit B Notes and loan accounts (other than interest accruing pursuant to Section 5.11.2 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto), any change in the regularly scheduled or otherwise required payment dates for any amounts owing under the Loan Documents to the Revolving B Banks, any forgiveness of any of the Obligations owing to the Revolving B Banks, the waiver of an Event of Default under Section 13.1(a) or (b) hereof solely as it relates to any payment owing to the Revolving B Banks, the release of any security interest or lien as to Collateral constituting all or substantially all of the Collateral (except if the release or disposition of such Collateral is permitted or provided for in the provisions of Section 9.5.2. of the Credit Agreement or elsewhere in the Loan Documents), the release of any Guarantor (except if the release or disposition of such Guarantor is permitted or provided for in the provisions of
Section 9.5.2 of the Credit Agreement or elsewhere in the Loan Documents), the amount of the Revolving B Commitment and the amount of the commitment fee on the Revolving Credit B Loans may not be changed without the written consent of the Revolving B Bank affected thereby, (b) any change in the order of application of payments to be made to the Revolving B Banks pursuant to Section 2.12 and
Section 13 of the Credit Agreement may not be made without the written consent of the Revolving B Bank affected thereby and (c) the Revolving Credit Loan B Maturity Date may not be postponed without the written consent of the Revolving B Banks affected thereby. The New Bank represents and warrants that (a) it is duly and legally authorized to enter into this Fourth Amendment, (b) the execution, delivery and performance of this

Fourth Amendment do not conflict with any provision of law or of the charter or by-laws of the New Bank, or of any agreement binding on the New Bank, (c) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Fourth Amendment, and to render the same the legal, valid and binding obligation of the New Bank, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws. In addition, the New Bank (a) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 7.4 and 8.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fourth Amendment; (b) agrees that it will, independently and without reliance upon the Banks or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank. The parties hereto further acknowledge that to the extent any Revolving Credit B Bank assigns any of its Revolving Credit B Loans to those Principals which have provided the Investor Guaranty, or such Principals otherwise assume the rights and obligations of any such Revolving Credit B Bank by reason of its subrogation or other rights under such Investor Guaranty, such Principals shall thereafter have the rights and obligations of a Revolving Credit B Bank hereunder.

      SECTION 2. AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended as follows:

      (a) The definition of "Applicable Margin" is hereby amended by replacing the table contained in the definition of Applicable Margin with the following table:

------------------------------------------------------------------------------------------------------------------------
                                  REVOLVING
                                CREDIT A AND      REVOLVING      REVOLVING CREDIT         REVOLVING         COMMITMENT
                                 TERM LOAN A       CREDIT B      A AND TERM LOAN A        CREDIT B              FEE
  LEVEL      LEVERAGE RATIO       BASE RATE       BASE RATE        EUROCURRENCY         EUROCURRENCY            RATE
                                    LOANS           LOANS           RATE LOANS           RATE LOANS
------------------------------------------------------------------------------------------------------------------------
    I       Greater than or
                equal to            2.00%           1.00%              3.75%                2.75%              0.500%
               4.75:1.00
------------------------------------------------------------------------------------------------------------------------
    II         Less than
             4.75:1.00 but         1.125%           .125%             2.875%               1.875%              0.500%
                greater
             than or equal
              to 4.25:1.00
------------------------------------------------------------------------------------------------------------------------
   III         Less than
             4.25:1.00 but         0.875%              0%             2.625%               1.625%              0.500%
                greater
             than or equal
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                  REVOLVING
                                CREDIT A AND      REVOLVING      REVOLVING CREDIT         REVOLVING         COMMITMENT
                                 TERM LOAN A       CREDIT B      A AND TERM LOAN A        CREDIT B              FEE
  LEVEL      LEVERAGE RATIO       BASE RATE       BASE RATE        EUROCURRENCY         EUROCURRENCY            RATE
                                    LOANS           LOANS           RATE LOANS           RATE LOANS
------------------------------------------------------------------------------------------------------------------------
              to 3.75:1.00
------------------------------------------------------------------------------------------------------------------------
    IV         Less than
             3.75:1.00 but         0.625%             0%              2.375%               1.375%              0.375%
                greater
             than or equal
              to 3.25:1.00
------------------------------------------------------------------------------------------------------------------------

    V          Less than           0.625%             0%              2.125%               1.125%              0.375%
               3.25:1.00
------------------------------------------------------------------------------------------------------------------------

      (b) The definition of "Banks" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Banks. Fleet and the other lending institutions listed in Schedule 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to Section 19.

      (c) The definition of "Base Rate Loans" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Base Rate Loans. The Loans bearing interest calculated by reference to the Base Rate.

      (d) The definition of "Business Day" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Business Day. Any day other than a Saturday or Sunday on which banking institutions in Boston, Massachusetts are open for the transaction of banking business and, in addition, if Eurocurrency Rate Loans are involved, a day which is also a day in which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

      (e) The definition of "Commitment" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Commitment. As to any Bank, its Revolving A Commitment, Revolving B Commitment, Term Loan A Commitment and Term Loan B Commitment, as the case may be.

      (f) Each of the definitions of "BA Discount Proceeds", "BA Lenders", "Bankers' Acceptances", "Bankers' Acceptance Notice", "Canadian Base Rate", "Canadian Dollars or C$", "Canadian Dollar Equivalent", "Canadian Exchange Rate", "Canadian Fronting Bank", "Canadian Loans", "Commitment Percentage", "EMU", "EU Treaties", "Euro or e", "Eurocurrency Interbank Market", "Euro Interbank Rate", "Eurocurrency Offered Rate", "Eurodollar Rate", "Fronted Loans", "Fronting Bank", "Fronting Loan Event", "International Eurocurrency Rate", "Limited Forbearance Period", "Multicurrency Loans", "OC Notice", "Optional Currency", "participating member state", "Refunding Bankers' Acceptance", and "Specified Default" is each hereby deleted in its entirety.

      (g) The definition of "EBITDA" is hereby amended by deleting such definition in its entirety and restating it as follows:

            EBITDA. With respect to the Company and its Subsidiaries and any fiscal period, an amount equal to Consolidated Net Income for such period, plus, to the extent deducted in the calculation of Consolidated Net Income and without duplication, (a) depreciation and amortization for such period, plus, (b) solely for purposes of calculating compliance with the financial covenants set forth in Section 10 hereof and to determine the Company's EBITDA for purposes of Section 8.29 hereof, (i) any deductions to Consolidated Net Income in the second, third and fourth fiscal quarters of the 2000 fiscal year attributable to integration expenses associated with the Acquisition, up to an aggregate amount not to exceed $3,080,000, plus (ii) any reserves and/or charges taken by the Company in the 2000 fiscal year for Accounts Receivable and obsolete inventory in an aggregate amount not to exceed $25,700,000; plus (iii) one time restructuring fees and expenses (including, without limitation, legal fees and fees of consultants) actually incurred by the Company in the 2001 and 2002 fiscal years in connection with the restructuring of this facility; plus (iv) the charges (both cash and non-cash) taken and expenses actually incurred in the 2001 fiscal year in connection with the closing of the Designated Property (including, without limitation, severance fees and relocation and hiring expenses) and further selling, general and administrative consolidation, in an aggregate amount not to exceed $3,800,000; plus (c) other non-cash charges for such period (which charges are exclusive of $1,300,000 in non cash charges in connection with the closing of the Designated Property included in (b)(iv) above, plus (d) income tax expense for such period, plus (e) Consolidated Total Interest Expense paid or accrued during such period. For purposes of determining compliance with the covenants contained in this Credit Agreement, EBITDA for the months ended April 30, 2000 through February 28, 2001 shall be those numbers set forth on Exhibit C-1 hereto opposite the relevant dates.

      (h) The definition of "Eligible Assignee" is hereby amended by deleting subparagraph (b) of such definition and restating it as follows: "Berkshire Partners, Berkshire Fund IV, Berkshire Fund V, Berkshire Fund IV Investment Corp., Berkshire Fund V Investment Corp., Berkshire Investors LLC, any Bank and any Affiliate of any Bank and, with respect to any Bank that is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor of such Bank or by an Affiliate of such investment advisor (and treating all such funds so managed as a single Eligible Assignee).

      (i) The definition of "Eurocurrency Rate" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Eurocurrency Rate. For any Interest Period with respect to a Eurocurrency Rate Loan, the rate of interest equal to (a) the rate per annum (rounded upwards to the nearest 1/16 of one percent) at which the applicable Reference Bank's Eurocurrency Lending Office is offered Dollar deposits two (2) Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of each Eurocurrency Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurocurrency Rate Loan of the applicable Reference Bank to which such Interest Period applies, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

      (j) The definition of "Fixed Charge Coverage Ratio" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Fixed Charge Coverage Ratio. As at any date of determination, the ratio of (a) EBITDA for the Reference Period most recently ended on such date (or, if such date is not a fiscal quarter end date, the period of four consecutive fiscal quarters most recently ended) less the aggregate amount of Capital Expenditures made by the Company and its Subsidiaries in such period (other than (i) Capital Expenditures made prior to the second anniversary of the Closing Date up to an aggregate amount not to exceed $5,000,000 consisting of systems and upgrade expenses, and (ii) Capital Expenditures in respect of restructuring and integration resulting from the sales of the Borrowers' commercial, industrial and/or pump lines of business funded with up to 10% of the proceeds of such sales), less the aggregate amount of taxes paid in cash in such period to (b) the Fixed Charges of the Company and its Subsidiaries for such Reference Period (or, in the case of the Consolidated Total Interest Expense component of Fixed Charges, the Annualized Reference Period), provided, however, notwithstanding anything to the contrary contained in this definition, for purposes of calculating compliance with the financial covenant contained in Section 10.3 hereof for the fiscal quarters ended December 31, 2000 through and including September 30, 2001, in lieu of deducting the aggregate amount of Capital Expenditures made in such period, there shall be deducted in subparagraph (a) above the lesser of the aggregate amount of Capital Expenditures actually made in such period and $19,000,000. For purposes of determining compliance with the covenants contained in this Credit Agreement, Capital Expenditures made for the months ended April 30, 2000 through February 28, 2001 shall be those amounts set forth on Exhibit C-1 hereto opposite the relevant dates.

      (k) The definition of "Interest Coverage Ratio" is hereby amended by inserting immediately at the end of such definition the following sentence: "For purposes of determining compliance with the covenants contained in this Credit Agreement, Consolidated Total Interest Expense for the months ended April 30, 2000 through February 28, 2001 shall be those numbers set forth on Exhibit C-1 hereto opposite the relevant dates."

      (l) The definition of "Interest Period" is hereby amended by (i) deleting the text of subparagraph (c) in its entirety and restating it as "(c) if the applicable Borrower shall fail to give notice as provided in Section 2.7, the applicable Borrower shall be deemed to have requested a conversion of the affected Eurocurrency Rate Loan to a Base Rate Loan and the continuation of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto"; and (ii) deleting the words "Revolving Credit Loan Maturity Date (if comprising a Revolving Credit Loan)" and substituting in place thereof the words "Revolving Credit Loan A Maturity Date (if comprising a Revolving Credit A Loan), Revolving Credit Loan B Maturity Date (if comprising a Revolving Credit B Loan)".

      (m) The definition of "Loan Documents" is hereby amended by deleting the words "the Bankers' Acceptances," which appear in such definition and substituting in place thereof the words "the Investor Guaranty,".

      (n) The definition of "Net Cash Sale Proceeds" is hereby amended by deleting the words "The net cash proceeds received by the Company" which appear in the first sentence of such definition and substituting in place thereof the words: "The gross cash proceeds received by the Company".

      (o) The definition of "Obligations" is hereby amended by deleting the words "Letters of Credit or Bankers' Acceptances" which appear in such definition and substituting in place thereof the words "or Letters of Credit".

      (p) The definition of "Overnight Rate" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Overnight Rate. For any day, the weighed average interest rate paid by the Agent for federal funds acquired by the Agent.

      (q) The definition of "Reference Bank" is hereby amended by deleting the reference to "BankBoston N.A." and substituting in place thereof the words:
"Fleet National Bank, and as to the Revolving Credit B Loans, such financial institution designated as such in writing to the Agent by the Revolving B Banks on or before May 7, 2001."

      (r) The definition of "Revolving Credit Loans" is hereby deleted in its entirety and restated as follows:

            Revolving Credit Loans. Collectively, the Revolving Credit A Loans and the Revolving Credit B Loans.

      (s) The definition of "Revolving Credit Loan Maturity Date" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Revolving Credit Loan Maturity Date. As to the Revolving Credit A Loans, the Revolving Credit Loan A Maturity Date, and as to the Revolving Credit B Loans, the Revolving Credit Loan B Maturity Date.

      (t) The definition of "Revolving Credit Notes" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Revolving Credit Notes. Collectively, the Revolving Credit A Notes and the Revolving Credit B Notes.

      (u) The definition of "Rival Canada" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Rival Canada. The Holmes Group Canada Ltd. (the survivor of the amalgamation of The Rival Company of Canada and Holmes Air (Canada)
      Corp), a corporation organized under the laws of Canada.

      (v) The definition of "Same Day Funds" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Same Day Funds.  Immediately available funds.

      (w) The definition of "Settlement" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Settlement. The making or receiving of payments in immediately available funds, by the Banks, to the extent necessary to cause each Bank's actual share of the outstanding amount of Revolving Credit A Loans and Revolving Credit B Loans (after giving effect to any Loan Request) to be equal to such Bank's Revolving A Commitment Percentage of the outstanding amount of such Revolving Credit A Loans and Revolving B Commitment Percentage of the outstanding amount of such Revolving Credit B Loans, as the case may be (in each case, after giving effect to any Loan Request), in any case where, prior to such event or action, the actual share is not so equal.

      (x) The definition of "Settlement Date" is hereby amended by deleting subparagraph (d) in its entirety and restating it as follows: "(d) any Business Day on which the amount of the Revolving Credit Loans outstanding from the Swing Line Bank plus the Swing Line Bank's Revolving A Commitment percentage of the sum of the Maximum Drawing Amount and any Unpaid Reimbursement Obligations is equal to or greater than the Swing Line Bank's Revolving A Commitment Percentage."

      (y) The definition of "Total Commitment" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Total Commitment. Collectively, the Total Revolving A Commitment and the Total Revolving B Commitment.

      (z) The definition of "Total Percentage" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Total Percentage. With respect to each Bank, on any date of determination, the Revolving A Commitment (or, if the Revolving A Commitment is terminated, outstanding Revolving Credit A Loans, Letter of Credit Participations in Unpaid Reimbursement Obligations and participating interests in the risk relating to outstanding Letters of Credit) and outstanding Term Loans A and outstanding Term Loans B held by such Bank as a percentage of the sum of the Total Revolving A Commitment (or if the Revolving A Commitment is terminated, outstanding Revolving Credit A Loans, Letter of Credit Participations in Unpaid Reimbursement Obligations and participating interests in the risk relating to outstanding Letters of Credit) plus the outstanding Term Loans A and outstanding Term Loans B.

      (aa) Section 1.1 of the Credit Agreement is further amended by inserting the following definitions in the appropriate alphabetical order:

            Borrowing Base. At the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agent pursuant to Section 8.4(i), which is equal to the sum of:

                  (a)   80% of Eligible Accounts Receivable; plus

                  (b)   50% of Eligible Inventory; plus

                  (c)   the Maximum Overadvance effective at such time.

            Borrowing Base Report. A Borrowing Base Report signed by the chief financial officer of the Company and in substantially the form of
      Exhibit I hereto.

            Designated Property. That certain property identified by the Company in writing to the Agent and the Banks prior to May 7, 2001.

            Eligible Accounts Receivable. The aggregate of the unpaid portions of Accounts Receivable which are classified as "accounts receivable" on the balance sheet of the Company and its Subsidiaries (other than any such Accounts Receivable which pertain to any letter of credit discounted and sold pursuant to Section 9.1(f)(iv)(2)) and which are net of any credits to such Accounts Receivable and net of applicable reserves in accordance with generally accepted accounting principles, applied in a manner consistent with past practices.

            Eligible Inventory. With respect to the Company or any of its Subsidiaries, the net book value of finished goods, work in progress and raw materials and component parts inventory owned by the Company or any of its Subsidiaries and which is classified as "inventory" on the balance sheet of the Company and its Subsidiaries, which are net of the aggregate amount of all applicable inventory reserves in accordance with generally accepted accounting principles, applied in a manner consistent with past practices.

            Fleet. Fleet National Bank, a national banking association, in its individual capacity.

            Investor Guaranty. That certain Guaranty dated as of May 7, 2001 from certain of the Principals to the Agent and the Revolving Credit B Banks and in form and substance satisfactory to the Revolving Credit B Banks.

            Investor Guaranty Reduction Event. The occurrence of either (a) any event pursuant to which the Revolving Credit B Banks consent to a reduction (in whole or in part) of the amounts to be guaranteed pursuant to the Investor Guaranty; or (b) the termination of such Investor Guaranty.

            Maximum Initial Amount. As of any date of determination, an amount which is equal to the following: (a) for the period of May 7, 2001 through and including December 31, 2001, an amount equal to $115,000,000 less the amount of proceeds received by the Company or any Subsidiary from any Indebtedness incurred, assumed or otherwise issued pursuant to
      Section 9.1(f)(iv)(1) hereof; and (b) at any time thereafter, $115,000,000.

            Maximum Overadvance. For each period set forth in the table below, the amount set forth opposite such period:

----------------------------------------------------------------
                        PERIOD                       AMOUNT
----------------------------------------------------------------
              May 7, 2001 - July 31, 2001         $         0
----------------------------------------------------------------
              August 1, 2001 - August 31,         $ 7,500,000
                         2001
----------------------------------------------------------------
             September 1, 2001 - September        $10,000,000
                       30, 2001
----------------------------------------------------------------
            October 1, 2001 - November 30,        $ 5,000,000
                         2001
----------------------------------------------------------------
                  Any time thereafter             $         0
----------------------------------------------------------------


            Monthly Fixed Charge Coverage Ratio. As at any date of determination, the ratio of (a) EBITDA for the Monthly Reference Period most recently ended on such date less the aggregate amount of Capital Expenditures made by the Company and its Subsidiaries in such period (other than (i) Capital Expenditures made prior to the second anniversary of the Closing Date up to an aggregate amount of not more than $5,000,000 consisting of systems and upgrade expenses, and (ii) Capital Expenditures in respect of restructuring and integration resulting from the sales of the Borrowers' commercial, industrial and/or pump lines of business funded with up to 10% of the proceeds of such sales), less the aggregate amount of taxes paid in cash in such period to (b) the Fixed Charges of the Company and its Subsidiaries for such Monthly Reference Period, provided, however, notwithstanding anything to the contrary contained in this definition, for purposes of calculating compliance with the financial covenant contained in Section 10.7 hereof for the fiscal months ended December 31, 2000 through and including September 30, 2001, in lieu of deducting the aggregate amount of Capital Expenditures made in such period, there shall be deducted in subparagraph (a) above the lesser of the aggregate amount of Capital Expenditures actually made in such period and $19,000,000. For purposes of determining compliance with the covenants contained in this Credit Agreement, Capital Expenditures made for the months ended April 30, 2000 through February 28, 2001 shall be those amounts set forth on Exhibit C-1 hereto opposite the relevant dates.

            Monthly Interest Coverage Ratio. As at any date of determination, the ratio of (a) the EBITDA of the Company and its Subsidiaries for the Monthly Reference Period ending on such date to (b) Consolidated Total Interest Expense for the Monthly Reference Period then ended, less, to the extent included in such Consolidated Total Interest Expense, non-cash interest expense and amortization or write-off of fees and expenses relating to financing activities. For purposes of determining compliance with the covenants contained in this Credit Agreement, Consolidated Total Interest Expense for the months ended April 30, 2000 through February 28, 2001 shall be those numbers set forth on Exhibit C-1 hereto opposite the relevant dates.

            Monthly Leverage Ratio. As at any date of determination, the ratio of (a) Total Funded Indebtedness of the Company and its Subsidiaries outstanding on such date to (b) EBITDA of the Company and its Subsidiaries for the Monthly Reference Period ended on such date, to be calculated on a Pro Forma Basis.

            Monthly Reference Period. As of any date of determination, the period of twelve (12) consecutive calendar months ending on such relevant date.

            Operational Consultant. TRG or any other business consulting firm of similar experience, of nationally recognized standing and not disapproved by the Majority Banks.

            Revolver A Exposure.  As defined in Section 2.1.1.

            Revolving A Banks. Those Banks listed on Schedule 1 hereto as "Revolving A Banks" and which will make the Revolving Credit A Loans to the Borrowers pursuant to Section 2.1.1.

            Revolving A Commitment. With respect to each Revolving A Bank, the amount set forth on Schedule 1 hereto as the amount of such Revolving A Bank's commitment to make Revolving Credit A Loans to the Borrowers, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrowers, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

            Revolving A Commitment Percentage. With respect to each Revolving A Bank, the percentage set forth on Schedule 1 hereto as such Revolving A Bank's percentage of the aggregate Revolving A Commitments of all the Revolving A Banks.

            Revolving B Banks. Those Banks listed on Schedule 1 hereto as "Revolving B Banks" and which will make the Revolving Credit B Loans to the Borrowers pursuant to Section 2.1.4.

            Revolving B Commitment. With respect to each Revolving B Bank, the amount set forth on Schedule 1 hereto as the amount of such Revolving B Bank's commitment to make Revolving Credit B Loans to the Borrowers.

            Revolving B Commitment Percentage. With respect to each Revolving B Bank, the percentage set forth on Schedule 1 hereto as such Revolving B Bank's percentage of the aggregate Revolving B Commitments of all the Revolving B Banks.

            Revolving Banks. Collectively, the Revolving A Banks and the Revolving B Banks.

            Revolving Credit A Loans. Revolving credit loans to be made by the Revolving A Banks pursuant to Sections 2.1.1 hereof.

            Revolving Credit A Notes.  See Section 2.4.

            Revolving Credit B Loans. Revolving credit loans to be made by the Revolving B Banks pursuant to Sections 2.1.2 hereof.

            Revolving Credit B Notes.  See Section 2.4.

            Revolving Credit Loan A Maturity Date.  February 5, 2005.

            Revolving Credit Loan B Maturity Date.  July 1, 2002.

            Subdebt Funding Loans.  As defined in Section 8.29 hereof.

            Total Revolving A Commitment. The sum of the Revolving A Commitments of the Revolving A Banks as in effect from time to time.

            Total Revolving B Commitment. The sum of the Revolving B Commitments of the Revolving B Banks as in effect from time to time.

            Warrants. Those certain warrants from the Company to the Banks other than the Revolving B Banks, and in form and substance as set forth in Exhibit A to the Warrant Purchase Agreement.

            Warrant Purchase Agreement. That certain warrant purchase agreement, dated as of May 7, 2001, between the Company and the Banks, other than the Revolving B Banks, relating to the Warrants and the certain co-sale agreement dated as of May 7, 2001, between the Company and such Banks.

      SECTION 3. AMENDMENT TO SECTION 2 OF THE CREDIT AGREEMENT. Section 2 of the Credit Agreement is hereby amended by deleting Section 2 in its entirety and substituting in place thereof the following:

            2. THE REVOLVING CREDIT FACILITY.

                  2.1 COMMITMENT TO LEND.

                        2.1.1 REVOLVING CREDIT A LOANS TO BORROWERS. Subject to
                  the terms and conditions set forth in this Credit Agreement, each of the Revolving A Banks severally agrees to lend to the Borrowers and the Borrowers may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Revolving Credit Loan A Maturity Date upon notice by the applicable Borrowers to the Agent given in accordance with Section 2.6, such sums in Dollars as are requested by the applicable Borrowers up to a maximum aggregate amount outstanding (after giving effect to all amounts requested by any Borrower) at any one time equal to such Revolving A Bank's Revolving A Commitment minus such Revolving A Bank's Revolving A Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that (a) the sum of the outstanding amount of the Revolving Credit A Loans (after giving effect to all amounts requested), plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations (collectively, the "Revolver A Exposure") shall not at any time exceed the lesser of (i) the Total Revolving A Commitment and (ii) the Borrowing Base minus the aggregate outstanding amount of Revolving Credit B Loans, and (b) (1) the sum of the outstanding amount of all Revolving Credit Loans (after giving effect to all amounts requested) advanced to the Subsidiary Borrowers shall not at any time exceed $20,000,000, with the sum of the outstanding amount of all Revolving Credit Loans (after giving effect to all amounts requested) advanced to Holmes Far East, Esteem, Raider and Patton HK not to at any time exceed $10,000,000 and the sum of the outstanding amount of all Revolving Credit Loans (after giving effect to all amounts requested) advanced to Holmes UK and Bionaire B.V. not to at any time exceed $10,000,000, and (2) the sum of the outstanding amount of all Revolving Credit Loans (after giving effect to all amounts requested) advanced to the Subsidiary Borrowers plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed $45,000,000. Notwithstanding anything to the contrary contained herein, the parties hereto hereby acknowledge and agree that (1) at any time in which the Revolver A Exposure is at the Maximum Initial Amount, the Revolving A Banks shall have no obligation to make any additional Revolving Credit A Loans or other extension of credit under this Credit Agreement until such time as the aggregate outstanding principal amount of Revolving Credit B Loans is equal to the Total Revolving B Commitment and (2) from and after the earlier to occur of (x) the Term Loan B Maturity Date and (y) January 31, 2002, the Borrowers shall not request any additional Revolving Credit A Loans or the issuance, extension or renewal of any Letter of Credit (and the Banks shall have no obligation to make any such Revolving Credit A Loans and the Agent shall have no obligation to issue, extend or renew any Letter of Credit) if, after giving effect to any amounts so requested, the Revolver A Exposure would exceed the Maximum Initial Amount. For the avoidance of doubt, the parties hereto hereby acknowledge that to the extent any Borrower is requesting the issuance of any Letter of Credit at a time when the Revolving A Banks are not required to make any additional extensions of credit under this Credit Agreement until such time as the Total Revolving B Loan Commitment has been fully funded, the Borrowers shall be permitted, subject always to compliance with the terms and conditions contained herein, to borrow a Revolving Credit B Loan in the amount of the Maximum Drawing Amount of such requested Letters of Credit, and use the proceeds of such Revolving Credit B Loan to repay the Revolving Credit A Loans in such an amount such that the Revolver A Exposure is reduced (prior to such issuance of such Letter of Credit) to an amount below the Maximum Initial Amount so that such requested Letter of credit can then be issued. The Revolving Credit A Loans shall be made pro rata in accordance with each Revolving A Bank's Revolving A Commitment Percentage. Each request for a Revolving Credit A Loan hereunder shall constitute a representation and warranty by the Borrowers that the conditions set forth in Section 12 have been satisfied on the date of such request. All Revolving Credit A Loans shall be denominated in Dollars.

                        2.1.2. REVOLVING CREDIT B LOANS TO BORROWERS. Subject to
                  the terms and conditions set forth in this Credit Agreement, to the extent the Revolver A Exposure equals the Maximum Initial Amount or if the Revolver A Exposure is less than the Maximum Initial Amount but the Company is requesting a Revolving Credit

                  B Loan in order to make a payment on the Subordinated Notes which would constitute a Subdebt Funding Loan pursuant to
                  Section 8.29, then each of the Revolving B Banks severally agrees to lend to the Borrowers and the Borrowers may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Revolving Credit Loan B Maturity Date upon notice by the applicable Borrowers to the Agent given in accordance with Section 2.6, such sums in Dollars as are requested by the applicable Borrowers up to a maximum aggregate amount outstanding (after giving effect to all amounts requested by any Borrower) at any one time equal to such Revolving B Bank's Revolving B Commitment, provided that
                  (a) the sum of the outstanding amount of the Revolving Credit B Loans (after giving effect to all amounts requested) shall not at any time exceed the lesser of (i) the Total Revolving B Commitment and (ii) the Borrowing Base minus the Revolver A Exposure and (b) (1) the sum of the outstanding amount of all Revolving Credit Loans (after giving effect to all amounts requested) advanced to the Subsidiary Borrowers shall not at any time exceed $20,000,000, with the sum of the outstanding amount of all Revolving Credit Loans (after giving effect to all amounts requested) advanced to Holmes Far East, Esteem, Raider and Patton HK not to at any time exceed $10,000,000 and the sum of the outstanding amount of all Revolving Credit Loans (after giving effect to all amounts requested) advanced to Holmes UK and Bionaire B.V. not to at any time exceed $10,000,000, and (2) the sum of the outstanding amount of all Revolving Credit Loans (after giving effect to all amounts requested) advanced to the Subsidiary Borrowers plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed $45,000,000. The Revolving Credit B Loans shall be made pro rata in accordance with each Revolving B Bank's Revolving B Commitment Percentage. Each request for a Revolving Credit Loan B hereunder shall constitute a representation and warranty by the Borrowers that the conditions set forth in Section 12 have been satisfied on the date of such request. Each Revolving Credit B Loan to the Borrowers shall be denominated in Dollars.

            2.2. COMMITMENT FEE.

                  2.2.1. REVOLVING CREDIT A LOANS COMMITMENT FEE. The Domestic
            Borrowers agree to pay to the Agent for the accounts of the Revolving A Banks based on the amount by which each such Revolving A Bank's Revolving A Commitment exceeds the sum of such Revolving A Bank's daily average outstanding Revolving Credit A Loans plus its Revolving A Commitment Percentage of the sum of the Maximum Drawing Amount and the Unpaid Reimbursement Obligations a commitment fee calculated at the rate of the Commitment Fee Rate per annum on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan A Maturity Date by which the Total Revolving A Commitment minus the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the outstanding amount of Revolving Credit A Loans during such calendar quarter. The commitment fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Loan A Maturity Date or any earlier date on which the Revolving A Commitments shall terminate.

                  2.2.1. REVOLVING CREDIT B LOANS COMMITMENT FEE. The Domestic
            Borrowers agree to pay to the Agent for the accounts of the Revolving B Banks based on the amount by which each such Revolving B Bank's Revolving B Commitment exceeds the sum of such Revolving B Bank's daily average outstanding Revolving Credit B Loans a commitment fee calculated at the rate of the Commitment Fee Rate per annum on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan B Maturity Date by which the Total Revolving B Commitment exceeds the outstanding amount of Revolving Credit B Loans during such calendar quarter. The commitment fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Loan B Maturity Date or any earlier date on which the Revolving B Commitments shall terminate.

            2.3. REDUCTION OF COMMITMENTS.

                  2.3.1. REDUCTION OF TOTAL REVOLVING A COMMITMENT. The Company
            shall have the right at any time and from time to time upon seven
            (7) Business Days prior written notice to the Agent to reduce by $5,000,000 or an integral multiple of $1,000,000 in excess thereof or terminate entirely the Total Revolver A Commitment, whereupon the Revolving A Commitments of the Banks shall be reduced pro rata in accordance with their respective Revolving A Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Company delivered pursuant to this Section 2.3.1, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Domestic Borrowers shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Revolving A Commitments may be reinstated.

                  2.3.2. REDUCTION OF TOTAL REVOLVING B COMMITMENT. After such time as the Company has voluntarily and permanently reduced the Total Revolver A Commitment by an amount of not less than $25,000,000 and such Total Revolver A Commitment has been reduced and the Revolver A Exposure is equal to or less than the Maximum Initial Amount, the Company shall have the right at any time and from time to time upon seven (7) Business Days prior written notice to the Agent to reduce by $5,000,000 or an integral multiple of $1,000,000 in excess thereof or terminate entirely the Total Revolver B Commitment, whereupon the Revolving B Commitments of the Banks shall be reduced pro rata in accordance with their respective Revolving B Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Company delivered pursuant to this Section 2.3.2, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Domestic Borrowers shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Revolving B Commitments may be reinstated.


                  2.4. THE REVOLVING CREDIT NOTES; LOAN ACCOUNTS. The Revolving
            Credit A Loans and Revolving Credit B Loans, as the case may be, shall be evidenced by separate promissory notes of the Domestic Borrowers in substantially the form of Exhibit A-1 (a "Revolving Credit A Note") and Exhibit A-2 hereto (a "Revolving Credit B Note"), each dated as of May 7, 2001, and completed with appropriate insertions. The obligations of each of the Foreign Borrowers to repay all amounts borrowed by it as Revolving Credit Loans, all interest thereon and all other amounts payable by it in respect thereof shall be evidenced by this Credit Agreement, it being the intention of the parties hereto that each Foreign Borrower's obligations with respect to the Revolving Credit Loans owed by it is evidenced only as stated herein and not by separate promissory notes or other instruments. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Revolving A Commitment Percentage or Revolving B Commitment Percentage, as the case may be, or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth below. Each of the Borrowers irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note or loan account, as the case may be, an appropriate notation on such Revolving Bank's Record or record pertaining to the loan account (the "Loan Account Record"), as the case may be, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Records and Loan Account Records shall be prima facie evidence of the principal amount thereof owing and unpaid to such Revolving Bank, but the failure to record, or any error in so recording, any such amount on such Revolving Bank's Records or Loan Account Records, as the case may be, shall not limit or otherwise affect the obligations of the

            Borrowers hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note or loan account when due.

                  2.5. INTEREST ON REVOLVING CREDIT LOANS. Except as otherwise provided in Section 5.11,

                        (a) Each Base Rate Loan shall bear interest for the
                  period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus the Applicable Margin with respect to Base Rate Loans for such Revolving Credit Loan as in effect from time to time, provided, to the extent any Investor Guaranty Reduction Event shall have occurred, on the date of such occurrence, the Applicable Margin applicable to the Revolving Credit B Loans shall be increased to the same amount as the Applicable Margin for Revolving Credit A Loans which are Base Rate Loans.

                        (b) Each Eurocurrency Rate Loan shall bear interest for
                  the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin with respect to Eurocurrency Rate Loans for such Revolving Credit Loan as in effect from time to time, provided, to the extent any Investor Guaranty Reduction Event shall have occurred, on the date of such occurrence, the Applicable Margin applicable to the Revolving Credit B Loans shall be increased to the same amount as the Applicable Margin for Revolving Credit A Loans which are Eurocurrency Rate Loans.

                        (c) Each Borrower promises to pay interest on each
                  Revolving Credit Loan requested by such Borrower in arrears on each Interest Payment Date with respect thereto.

                        (d) Each Borrower shall be permitted to pay, and each
                  Revolving Credit B Bank shall be permitted to receive, any regularly scheduled payment of interest on the Subdebt Funding Loans so long as at the time of such payment, or after giving effect thereto, no Event of Default has occurred and is continuing pursuant to Section 13.1(a) or (b) of the Credit Agreement as it relates to the Revolving Credit A Loans or the Term Loans. To the extent any Revolving Credit B Bank receives any such payment of interest on the Subdebt Funding Loans while an Event of Default pursuant to Section 13.1(a) or (b) of the Credit Agreement as it relates to the Revolving Credit A Loans or the Term Loans has occurred and is continuing, each such Revolving Credit B Bank will hold in trust and immediately pay over to the Agent, in the same form of payment received, for application to the Loans in the manner provided in Section 13.5, any amount that the Borrowers pay to the Revolving Credit B Banks on account of the Subdebt Funding Loans.

                  2.6.  REQUESTS FOR REVOLVING CREDIT LOANS.

                        2.6.1. GENERAL. The applicable Borrower shall give to
                  the Agent written notice in the form of Exhibit B hereto (or telephonic notice confirmed in a writing in the form of Exhibit B hereto) of each Revolving Credit Loan requested hereunder (a "Loan Request") no later than (a) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (b) three (3) Business Days prior to the proposed Drawdown Date of any Eurocurrency Rate Loan. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested and whether such request is for a Revolving Credit A Loan or a Revolving Credit B Loan,
                  (ii) the proposed Drawdown Date of such Revolving Credit Loan,
                  (iii) the Interest Period for such Revolving Credit Loan, and
                  (iv) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice (but in any event on the day the Agent receives a request for a Revolving Credit Loan by the Domestic Borrowers and by the day following the date the Agent receives a request for a Revolving Credit Loan by a Subsidiary Borrower), the Agent shall notify each of the applicable Banks thereof. Each Loan Request shall be irrevocable and binding on the Borrowers and shall obligate the requesting Borrower to accept the Revolving Credit Loan requested from the applicable Revolving Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $500,000 or an integral multiple of $100,000 in excess thereof. In addition, notwithstanding the notice and minimum amount requirements et forth above, if at any time the sum of the outstanding amount of Revolver A Exposure exceeds the Maximum Initial Amount and the sum of the outstanding amount of all Revolving Credit B Loans is less than the Total B Commitment Percentage, the Borrowers shall have been deemed to have made a Loan Request for a Revolving Credit B Loan in an amount sufficient to repay all Revolving Credit A Loans so that the Revolver A Exposure is equal to the Maximum Initial Amount.

                        2.6.2. SWING LINE. Notwithstanding the notice and
                  minimum amount requirements set forth in Section 2.6.1 but otherwise in accordance with the terms and conditions of this Credit Agreement, the Swing Line Bank (a) shall, and without conferring with the Revolving Banks, make Revolving Credit Loans to the Domestic Borrowers by entry of credits to the Domestic Borrowers' operating account (the "Operating Account") maintained with the Agent to cover checks or other charges which the Domestic Borrowers have drawn or made against such account, but in no event shall the Swing Line Bank be required to make any such Revolving Credit Loans if, after giving effect to making all such Revolving Credit Loans, the outstanding amount of all such Revolving Credit Loans owned to the Swing Line Bank exceeds such Swing Line Bank's Commitment and (b) may, in its sole discretion and without conferring with the Revolving Banks, make Revolving Credit Loans to the Domestic Borrowers in an amount as otherwise requested by any of the Domestic Borrowers (each Revolving Credit Loan referred to in the foregoing clauses (a) and (b) being referred to herein as a "Swing Line Loan"). Each Domestic Borrower hereby requests and authorizes the Swing Line Bank to make from time to time such Swing Line Loans by means of appropriate entries of such credits sufficient to cover checks and other charges then presented for payment from the Operating Account or as otherwise so requested. Each Domestic Borrower acknowledges and agrees that the making of such Swing Line Loans shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were Revolving Credit Loans covered by a Loan Request including, without limitation, the limitations set forth in Section 2.1 and the requirements that the applicable provisions of Section 12 be satisfied. All actions taken by the Swing Line Bank pursuant to the provisions of this Section 2.6.2 shall be conclusive and binding on the Domestic Borrowers and the Revolving Banks absent the Swing Line Bank's gross negligence or willful misconduct. Swing Line Loans made pursuant to this
                  Section 2.6.2 shall be Base Rate Loans denominated in Dollars until converted in accordance with the provisions of the Credit Agreement and, prior to a Settlement, such interest shall be for the account of the Swing Line Bank.

                  2.7.  CONVERSION OPTIONS.

                        2.7.1. CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT
                  LOAN. The Borrowers may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (a) with respect to any such conversion of a Revolving Credit Loan to a Base Rate Loan, the applicable Borrower shall give the Agent at least one (1) Business Day prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a Eurocurrency Rate Loan, the applicable Borrower shall give the Agent at least three (3) Business Days prior written notice of such election; (c) with respect to any such conversion of a Eurocurrency Rate Loan into a Revolving Credit Loan of another Type, such conversion shall only be made on the last day of the Interest Period with respect thereto and (d) no Revolving Credit Loan may be converted into a Eurocurrency Rate Loan when any Default or Event of Default has occurred and is continuing. The Agent shall promptly notify the applicable Banks of such election (but in any event on the day the

                  Agent receives an election by the Domestic Borrowers and by the day following the date the Agent receives an election by any Foreign Borrower). On the date on which such conversion is being made each applicable Bank shall take such action as is necessary to transfer its Revolving A Commitment Percentage or Revolving B Commitment Percentage, as the case may be, of such Revolving Credit Loans to its Domestic Lending Office or its Eurocurrency Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any partial conversion shall be in an aggregate principal amount of $500,000 or an integral multiple of $100,000 in excess thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurocurrency Rate Loan shall be irrevocable by the applicable Borrower.

                        2.7.2. CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN.
                  Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the applicable Borrower with the notice provisions contained in
                  Section 2.7.1; provided that as to any Eurocurrency Rate Loans, no such Eurocurrency Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Agent active upon the Company's account have actual knowledge. In the event that the applicable Borrower fails to provide any such notice with respect to the continuation of any Eurocurrency Rate Loan as such, then such Eurocurrency Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Agent shall notify the applicable Banks promptly when any such automatic conversion contemplated by this Section 2.7 is scheduled to occur.

                        2.7.3. EUROCURRENCY RATE LOANS. Any conversion to or
                  from Eurocurrency Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurocurrency Rate Loans having the same Interest Period shall not be less than $500,000 or a whole multiple of $100,000 in excess thereof.

                  2.8.  FUNDS FOR REVOLVING CREDIT LOANS.

                        2.8.1. FUNDING PROCEDURES FOR REVOLVING CREDIT LOANS TO
                  BORROWERS. Not later than (a) 1:00 p.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans to be made to the Domestic Borrowers and (b) 11:00 a.m. (local time with respect to the applicable Subsidiary Borrower) on the proposed Drawdown Date of any Revolving Credit Loans to be made to the Subsidiary Borrowers, each of the applicable Revolving Banks will make available to the Agent to credit to the applicable Borrower's account in Same Day Funds, the amount of such Revolving A Bank's Revolving A Commitment Percentage of the amount of the requested Revolving Credit A Loans or the amount of such Revolving B Bank's Revolving B Commitment Percentage of the amount of the requested Revolving Credit Loan B, as the case may be, at the Agent's Head Office (in the case of Revolving Credit Loans to a Domestic Borrower) or at either the Agent's local branch located in Jardine House, Suites 801-809, One Connaught Place, Central Hong Kong or the Agent's local branch located at 39 Victoria Street, London SW1H OEE, England (in the case of Revolving Credit Loans to Foreign Borrowers). Upon receipt from each applicable Revolving Bank of such amount, and upon receipt of the documents required by Section 12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the applicable Borrower the aggregate amount of such applicable Revolving Credit Loans made available to the Agent by the applicable Revolving Banks. The failure or refusal of any Revolving Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Revolving A Commitment Percentage or Revolving B Commitment Percentage, as the case may be, of the requested Revolving Credit A Loans or Revolving Credit B Loans, as the case may be, shall not relieve any other Revolving Bank from its several obligations hereunder to make available to the Agent the amount of such other Revolving Bank's Revolving A Commitment Percentage or Revolving Bank's Revolving B Commitment Percentage, as the case may be, of any requested Revolving Credit Loans.

                        2.8.2. ADVANCES BY AGENT FOR REVOLVING CREDIT LOANS TO
                  BORROWERS. The Agent may, unless notified to the contrary by any applicable Revolving Bank prior to a Drawdown Date, assume that such Revolving Bank has made available to the Agent on such Drawdown Date the amount of such Revolving Bank's Revolving A Commitment Percentage or Revolving Bank's Revolving B Commitment Percentage, as the case may be, of the Revolving Credit A Loans or the Revolving Credit B Loans, as the case may be, to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If any applicable Revolving Bank makes available to the Agent such amount on a date after such Drawdown Date, such Revolving Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the Overnight Rate for each day included in such period, times (b) the amount of such Revolving Bank's Revolving A Commitment Percentage of such Revolving Credit A Loans or of such Revolving Bank's Revolving B Commitment Percentage of such Revolving Credit B Loans, as the case may be, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Revolving Bank's Revolving A Commitment Percentage of such Revolving Credit A Loans or of such Revolving Bank's Revolving B Commitment Percentage of such Revolving Credit B Loans, as the case may be, shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Revolving Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Revolving Bank. If the amount of such Revolving Bank's Revolving A Commitment Percentage of such Revolving Credit A Loans or of such Revolving Bank's Revolving B Commitment Percentage of such Revolving Credit B Loans, as the case may be, is not made available to the Agent by such Revolving Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the applicable Borrowers on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

                  2.9.  INTENTIONALLY OMITTED.

                  2.10.  INTENTIONALLY OMITTED.

                  2.11.  SETTLEMENTS.

                        2.11.1. GENERAL. On each Settlement Date, the Agent
                  shall, not later than 11:00 a.m. (Boston time), give telephonic or facsimile notice (a) to the applicable Revolving Banks and the Company of the respective outstanding amount of Swing Line Loans made by the Swing Line Bank on behalf of the Revolving Banks from the immediately preceding Settlement Date through the close of business on the prior day and the amount of any Eurocurrency Rate Loans to be made (following the giving of notice pursuant to Section 2.6.1(b)) on such date pursuant to a Loan Request and (b) to the applicable Revolving Banks of the amount (a "Settlement Amount") that each Revolving Bank (a "Settling Bank") shall pay to effect a Settlement of any Revolving Credit Loan. A statement of the Agent submitted to the Revolving Banks and the Company or to the Revolving Banks with respect to any amounts owing under this Section 2.11 shall be prima facie evidence of the amount due and owing. Each Settling Bank shall, not later than 3:00 p.m. (Boston time) on such Settlement Date, effect a wire transfer of immediately available funds to the Agent in the amount of the Settlement Amount for such Settling Bank. All funds advanced by any Revolving Bank as a Settling Bank pursuant to this Section 2.11 shall for all purposes be treated as a Revolving Credit A Loan or Revolving Credit B Loan, as the case may be, made by such Settling Bank to the Domestic Borrowers and all funds received by any Revolving Bank pursuant to this Section 2.11 shall for all purposes be treated as repayment of amounts owed with respect to Revolving Credit A Loans or Revolving Credit B Loans, as the case may be, made by such Revolving Bank. In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which any Domestic Borrower is a debtor prevent a Settling Bank from making any Revolving Credit A Loans or Revolving Credit B Loans, as the case may be, to effect a Settlement as contemplated hereby, such Settling Bank will make such dispositions and arrangements with the other Revolving Banks with respect to such Revolving Credit A Loans or Revolving Credit B Loans, as the case may be, either by way of purchase of participations, distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Revolving Bank's share of the outstanding Revolving Credit A Loans or Revolving Credit B Loans, as the case may be, being equal, as nearly as may be, to such Revolving Bank's Revolving A Commitment Percentage or Revolving Bank's Revolving B Commitment Percentage, as the case may be, of the outstanding amount of the Revolving Credit A Loans or Revolving Credit B Loans, as the case may be.

                        2.11.2. FAILURE TO MAKE FUNDS AVAILABLE. The Agent may,
                  unless notified to the contrary by any Settling Bank prior to a Settlement Date, assume that such Settling Bank has made or will make available to the Agent on such Settlement Date the amount of such Settling Bank's Settlement Amount, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrowers a corresponding amount. If any Settling Bank makes available to the Agent such amount on a date after such Settlement Date, such Settling Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the amount of such Settlement Amount, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to the date on which the amount of such Settlement Amount shall become immediately available to the Agent, and the denominator of which is 360. A statement of the Agent submitted to such Settling Bank with respect to any amounts owing under this
                  Section 2.11.2 shall be prima facie evidence of the amount due and owing to the Agent by such Settling Bank. If such Settling Bank's Settlement Amount is not made available to the Agent by such Settling Bank within three (3) Business Days following such Settlement Date, the Agent shall be entitled to recover such amount from the applicable Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit A Loans of such Settlement Date.

                        2.11.3. NO EFFECT ON OTHER REVOLVING BANKS. The failure
                  or refusal of any Settling Bank to make available to the Agent at the aforesaid time and place on any Settlement Date the amount of such Settling Bank's Settlement Amount shall not (a) relieve any other Settling Bank from its several obligations hereunder to make available to the Agent the amount of such other Settling Bank's Settlement Amount or (b) impose upon any Revolving Bank, other than the Settling Bank so failing or refusing, any liability with respect to such failure or refusal or otherwise increase the Revolving A Commitment Percentage or Revolving B Commitment Percentage, as the case may be, of such other Revolving Bank.

                  2.12.  REPAYMENT OF REVOLVING CREDIT LOANS.

                        2.12.1. MATURITY. Each Domestic Borrower jointly and
                  severally promises to pay on the Revolving Credit Loan A Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan A Maturity Date, all of the Revolving Credit A Loans outstanding on such date to the Borrowers, together with any and all accrued and unpaid interest thereon. Each Foreign Borrower jointly and severally promises to pay on the Revolving Credit Loan A Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan A Maturity Date, all Revolving Credit A Loans outstanding on such date to the Foreign Borrowers (but not the Domestic Borrowers), together with all accrued and unpaid interest thereon. Each Domestic Borrower jointly and severally promises to pay on the Revolving Credit Loan B Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan B Maturity Date, all of the Revolving Credit B Loans outstanding on such date to the Borrowers, together with any and all accrued and unpaid interest thereon. Each Foreign Borrower jointly and severally promises to pay on the Revolving Credit Loan B Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan B Maturity Date, all Revolving Credit B Loans outstanding on such date to the Foreign Borrowers (but not the Domestic Borrowers), together with all accrued and unpaid interest thereon, provided, no payment shall be made on any Subdebt Funding Loans until such time as all amounts owing on the Revolving Credit A Loan and the Term Loans (whether principal, interest, fees or any other amounts) have been paid in full in cash. To the extent any Revolving Credit B Bank receives any such payments hereunder on the Subdebt Funding Loans prior to the repayment in full in cash of all amounts owing on the Revolving Credit A Loans and the Term Loans (whether such amounts are principal, interest, fees or any other amounts), each such Revolving Credit B Bank will hold in trust and immediately pay over to the Agent, in the same form of payment received, for application to the Loans any amount that the Borrowers pay to the Revolving Credit B Banks on account of the Subdebt Funding Loans. The Banks hereby agree that to the extent all or any portion of the Subdebt Fundings Loans are not paid on the Revolving Credit Loan B Maturity Date as a result of the Borrower's agreement not to make such payments until the Revolving Credit A Loans and the Term Loans have been repaid in full in cash, the failure to make such a payment to the Revolving Credit B Banks of such Subdebt Funding Loans shall not be an Event of Default under this Credit Agreement until one (1) Business Day following the latest to occur of the Revolving Credit Loan A Maturity Date, the Term Loan A Maturity Date and the Term Loan B Maturity Date.

                        2.12.2.  MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS.

                        2.12.2.1. GENERAL PROVISIONS AS TO REVOLVING CREDIT A LOANS.

                  If at any time (a) the Revolver A Exposure exceeds the lesser of (i) the Total Revolving A Commitment and (ii) the Borrowing Base less the outstanding amount of Revolver Credit B Loans, or (b) the Revolver A Exposure exceeds the Maximum Initial Amount and the outstanding Revolving B Loans are in an amount which is less than the Total Revolving B Commitment or (c) after the earlier to occur of the Revolving Credit Loan B Maturity Date and January 31, 2002 the Revolver A Exposure exceeds the Maximum Initial Amount, then the Domestic Borrowers shall immediately pay the amount of such excess to the Agent for the respective accounts of the Revolving A Banks for application: first, to any Swing Line Loans outstanding, second, to any Unpaid Reimbursement Obligations; third, to the Revolving Credit A Loans; and fourth, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by Section 4.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit A Loans shall be allocated among the Revolving A Banks, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Revolving A Bank's Revolving Credit A Note or loan account, as the case may be, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

                        2.12.2.2. GENERAL PROVISIONS AS TO REVOLVING CREDIT B LOANS.

                  If at any time (a) the sum of the outstanding amount of the Revolving Credit B Loans exceeds the lesser of (i) the Total Revolving B Commitment and (ii) the Borrowing Base less the Revolver A Exposure, or (b) there are any outstanding Revolving B Loans (other than the Subdebt Funding Loans) at a time when the Revolver A Exposure is less than the Maximum Initial Amount, then the Domestic Borrowers shall immediately pay the amount of such excess to the Agent for the respective accounts of the Revolving B Banks for application: first, to any Swing Line Loans outstanding for the accounts of the Revolving B Banks and second, to the Revolving Credit B Loans. Each prepayment of Revolving Credit B Loans shall be allocated among the Revolving B Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Revolving B Bank's Revolving Credit B Note or loan account, as the case may be, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

                        2.12.2.3. REPAYMENTS WITH NET CASH SALE PROCEEDS FROM PERMITTED DISPOSITIONS AND NET CASH PROCEEDS FROM EQUITY ISSUANCE.

                        In the event the Company or any of its Subsidiaries
                  receives any (a) Net Cash Sale Proceeds from the sale or other disposition of assets permitted by Section 9.5.2., (b) proceeds of insurance claims which insurance claim proceeds (but not the Net Cash Sale Proceeds for the sale or other disposition of assets) have not been either (i) reinvested by the Company or such Subsidiary in assets which are normally used in the ordinary course of business of the Borrowers, including reinvestments in replacement assets or to repair the asset so damaged, as the case may be, within 360 days of receipt by such Person of such proceeds or (ii) subject to a commitment by the Company or such Subsidiary pursuant to any contract to be used to make such a reinvestment, subject only to customary conditions (other than obtaining financing), on or prior to the 270th day following the Company's or such Subsidiary's receipt of the claimed amount and the claimed amounts contractually committed are so applied within 360 days following receipt of such amounts or (c) Net Cash Proceeds from any Equity Issuances by the Company or its Subsidiaries after the Closing Date (except for Net Cash Proceeds received by the Company from Equity Issuances by the Company (i) made in connection with its Stock Option Plan up to a maximum aggregate amount of not more than $4,000,000 or to members of the Company's management (other than in connection with the sale of Equity Issuances to such members of management in the Initial Public

                  Offering), (ii) received from any Principal of the Company or other shareholders of the Company existing on the Closing Date (the "Additional Investors") so long as no Event of Default has occurred and is continuing and provided such Net Cash Proceeds are not received in connection with the sale of Equity Issuances to the Principals or such Additional Investors in the Initial Public Offering, or (iii) received from any other Person so long as no Event of Default has occurred and is continuing, such Net Cash Proceeds are not received in connection with the sale of Equity Issuances to such Persons in the Initial Public Offering and provided the aggregate amount of such Net Cash Proceeds are used to finance all or any portion of a Permitted Acquisition), the Company shall, within thirty (30) days of receipt thereof, after repayment in full of the Term Loans as provided in Section 3.3, repay the outstanding Revolving Credit Loans in an amount equal to 100% of such Net Cash Sale Proceeds, insurance proceeds or Net Cash Proceeds, as the case may be, with such proceeds being applied first to the Revolving Credit A Loans until such time as the sum of the Revolver A Exposure is equal to the Maximum Initial Amount (with a concurrent reduction on the Total Revolving A Commitment by one hundred percent (100%) of such amount), then any remaining amounts to the Revolving B Loans other than the Subdebt Funding Loans (with a concurrent reduction on the Revolving B Commitment by one hundred percent (100%) of such amount), then to the remaining Revolving Credit A Loans (with a concurrent reduction of the Revolving A Commitment by one hundred percent (100%) of such amount) and then to the Subdebt Funding Loans (with a concurrent reduction on the Revolving B Commitment by one hundred percent (100%) of such amount); provided, however, that notwithstanding the foregoing, in the event the Company receives any Net Cash Proceeds from its Initial Public Offering or any subsequent public offering of its capital stock, the Company shall only be required to repay an amount equal to 50% of the Net Cash Proceeds of such Equity Issuance.

                        2.12.2.4. REPAYMENTS WITH NET CASH SALE PROCEEDS FROM
                  SALE OF DESIGNATED PROPERTY.

                        Notwithstanding anything to the contrary contained in
                  Section 2.12.2.3 above, in the event the Majority Banks consent to the sale by the Company of the Designated Property (provided nothing herein shall in any manner be construed as an agreement or consent by such Banks to such sale) and the Company receives any Net Cash Sale Proceeds from such sale of the Designated Property, such Net Cash Sale Proceeds shall be applied first to the Term Loans in the manner provided for in
                  Section 3.3 hereof and then to the Revolving Credit A Loans.

                        2.12.2.5. REPAYMENTS WITH NET CASH SALE PROCEEDS FROM OTHER ASSET DISPOSITIONS.

                        In the event the Company or any of its Subsidiaries
                  receives any Net Cash Sale Proceeds in connection with any Asset Sale not otherwise permitted by Section 9.5.2 but in which the Majority Banks have provided written consent (although nothing contained herein shall be in any manner construed as any willingness on the part of any of the banks to provide such consent), other than the sale of the Designated Property, such Net Cash Sale Proceeds shall be applied (a) first to reduce the Revolver A Exposure to an amount equal to the Maximum Initial Amount (with a concurrent reduction of the Revolving A Commitment Percentage by such amount), (b) second to reduce the Revolving Credit B Loans other than the Subdebt Funding Loans (with a concurrent reduction of the Revolving B Commitment by such amount), (c) third to repay the remaining Revolver A Exposure, the Term Loan A and the Term Loan B on a pro rata basis (with a concurrent reduction of the Revolving A Commitment by the amount of any such repayment to the Revolving Credit A Loans), with any amounts so being applied to the Term Loan A and Term Loan B being applied against remaining scheduled installments due thereon in the inverse order of maturity and (d) fourth to reduce the Subdebt Funding Loans (with a concurrent reduction of the Revolving B Commitment by such amount).

                        2.12.3. CREDIT RECEIVED FOR FUNDS RECEIVED IN
                  CONCENTRATION ACCOUNT. Prior to the occurrence of an Event of Default as to which the account officers of the Agent active upon the Borrower's account have actual knowledge, (a) all funds and cash proceeds in the form of money, checks and like items received in the Fleet Concentration Account as contemplated by Section 8.24 shall be credited, on the same Business Day on which the Agent determines that good collected funds have been received, and, prior to the receipt of good collected funds, on a provisional basis until final receipt of good collected funds, and applied as contemplated by
                  Section 2.12.4, (b) all funds and cash proceeds in the form of a wire transfer received in the Fleet Concentration Account as contemplated by Section 8.24 shall be credited on the same Business Day as the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by
                  Section 2.12.4, and (c) all funds and cash proceeds in the form of an automated clearing house transfer received in the Fleet Concentration Account as contemplated by Section 8.24 shall be credited, on the next Business Day following the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by Section 2.12.4. For purposes of the foregoing provisions of this Section 2.12.3, the Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Agent before 2:30 p.m. (Boston time) on such day. The Domestic Borrowers further acknowledge and agree that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Agent in accordance with the Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

                        2.12.4.  APPLICATION OF PAYMENTS PRIOR TO EVENT OF
                  DEFAULT.

                        (a) Prior to the occurrence of an Event of Default of
                  which the account officers of the Agent active on the Borrowers' account have knowledge, all funds transferred to the Fleet Concentration Account and for which the Domestic Borrowers have received credits shall be applied to the Obligations as follows:

                              (i) first, to pay amounts of principal, interest,
                        Unpaid Reimbursement Obligations, fees and all other amounts then due and payable under this Credit Agreement, the Notes and the other Loan Documents;

                              (ii) second, to reduce Revolving Credit Loans made
                        by the Swing Line Lender pursuant to Section 2.6.2 and for which Settlement has not then been made;

                              (iii) third, if the Revolver A Exposure is greater
                        than the Maximum Initial Amount, to the Revolving Credit A Loans in an amount of such excess, to be applied first to Base Rate Loans and then to Eurocurrency Rate Loans;

                              (iv) fourth, to the outstanding amount of the
                        Revolving Credit B Loans other than the Subdebt Funding Loans, to be applied first to Base Rate Loans and then to Eurocurrency Rate Loans;

                              (v) fifth, to reduce the remaining Revolving
                        Credit A Loans which are Base Rate Loans;

                              (vi) sixth, to reduce the remaining Revolving
                        Credit A Loans which are Eurocurrency Rate Loans; and

                              (vii) seventh, except as otherwise required by
                        Section 4.2(b) and (c), to the Operating Account.

                        (b) All prepayments of Eurocurrency Rate Loans prior to
                  the end of an Interest Period shall obligate the applicable Domestic Borrower to pay any breakage costs associated with such Eurocurrency Rate Loans in accordance with Section 5.10. Prior to the occurrence of an Event of Default, the applicable Domestic Borrower may elect to avoid such breakage costs by providing to the Agent cash in an amount sufficient to cash collateralize such Eurocurrency Rate Loans, but in no event shall such Domestic Borrower be deemed to have paid such Eurocurrency Rate Loans until such cash has been paid to the Agent for application to such Eurocurrency Rate Loans. The Agent may elect to cause such cash collateral to be deposited into either (i) a cash collateral account pursuant to the terms of a cash collateral agreement executed by the applicable Domestic Borrower and the Agent and in form and substance satisfactory to the Agent or (ii) the applicable Domestic Borrower's Operating Account with appropriate instructions prohibiting such Domestic Borrower's withdrawal of such funds so long as they remain cash collateral. In each such case, the applicable Domestic Borrower agrees to execute and deliver to the Agent such instruments and documents, including Uniform Commercial Code financing statements and agreements with any third party depository banks, as the Agent may request.

                        (c) All prepayments of the Revolving Credit A Loans or
                  Revolving Credit B Loans, as the case may be, pursuant to this
                  Section 2.12.4 shall be allocated among the Revolving A Banks and the Revolving B Banks, as the case may be, making such Revolving Credit A Loans or Revolving Credit B Loans, as the case may be, in proportion, as nearly as practicable, to the respective unpaid principal amount of such Revolving Credit A Loans or Revolving Credit B Loans, as the case may be, outstanding, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. Prior to any Settlement Date, however, all prepayments of the Revolving Credit Loans shall be applied in accordance with this Section 2.12.4, first to outstanding Revolving Credit Loans of the Swing Line Bank.

                        2.12.5. REPAYMENTS OF REVOLVING CREDIT LOANS AFTER EVENT
                  OF DEFAULT. Following the occurrence and during the continuance of an Event of Default of which the account officers of the Agent active on the Borrowers' account have knowledge, all funds transferred to the Fleet Concentration Account and for which the applicable Domestic Borrower has received credits shall be applied to the Obligations in accordance with Section 13.5.


                  2.13. OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS. Each of
            the Borrowers shall have the right, at its election, to repay the outstanding amount of the Revolving Credit A Loans or Revolving Credit

            B Loans, as the case may be, as a whole or in part, at any time without penalty or premium (but subject to Section 5.10); provided, however, (a) no prepayment of the Revolving Credit B Loans shall be made if at the time of such prepayment the Revolver A Exposure exceeds the Maximum Initial Amount, (b) no prepayment of the Subdebt Funding Loans shall be made if at the time of such prepayment there are any outstanding Revolving Credit A Loans or Term Loans; and (c) no prepayment of the Revolving Credit A Loans shall be made if, at the time of making such prepayment, the Revolver A Exposure is less than or equal to the Maximum Initial Amount and there are any outstanding Revolving Credit B Loans other than the Subdebt Funding Loans. The applicable Borrower shall give the Agent, no later than 10:00 a.m., Boston time on the date of any prepayment written notice of any proposed prepayment pursuant to this Section 2.13 of Base Rate Loans, and two (2) Business Days notice of any proposed prepayment pursuant to this Section 2.13 of Eurocurrency Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit A Loans or Revolving Credit B Loans, as the case may be, and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $500,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the applicable Borrower, in accordance with Section 2.12.4(a)(iii) hereof. Each partial prepayment shall be allocated among the applicable Revolving Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Revolving Bank's Revolving Credit A Note or loan account or Revolving Credit B Note or loan account, as the case may be, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion. All repayments of the Revolving Credit Loans shall be applied first, to such Loans borrowed in compliance with the second paragraph of Section 4.09 of the Subordinated Indenture, and second, to such Loans borrowed in compliance with the first paragraph of Section 4.09 of the Subordinated Indenture.

                  2.14. CHANGE IN BORROWING BASE. The Borrowing Base shall be determined monthly by the Agent by reference to the Borrowing Base Report delivered to the Revolving Banks and the Agent pursuant to
            Section 8.4(i)."

                  2.15. MAXIMUM OVERADVANCE. The Maximum Overadvance shall
            automatically be reduced or increased, as the case may be, in accordance with the table set forth in the definition of "Maximum Overadvance", or, if the date specified for such change is not a Business Day, the immediately following Business Day. If at any time either the Revolver A Exposure or the outstanding amount of the Revolving Credit B Loans, as the case may be, exceeds the Borrowing Base then in effect at such time (whether as a result in a reduction in the Maximum Overadvance as and when specified or otherwise), then the Borrowers shall immediately pay the amounts of such excess to the Agent for the respective accounts of the Revolving A Banks or Revolving B Banks, as the case may be, for application first to any Unpaid Reimbursement Obligations (if being repaid to the Revolving A Banks), second to the Revolving Credit A Loans or Revolving Credit B Loans, as the case may be, and third to provide the Agent cash collateral for Reimbursement Obligations if required by Section 4.2 hereof (if being repaid to the Revolving A Banks).

      SECTION 4. AMENDMENT TO SECTION 2A OF THE CREDIT AGREEMENT. Section 2A of the Credit Agreement is hereby amended by deleting Section 2A in its entirety and substituting in place thereof the words "Intentionally Omitted".

      SECTION 5. AMENDMENT TO SECTION 3 OF THE CREDIT AGREEMENT. Section 3.5.1 of the Credit Agreement is hereby amended by deleting such Section 3.5.1 in its entirety and restating it as follows:

                  3.5.1. INTEREST RATES. Except as otherwise provided
            in Section 5.11, the Term Loans shall bear interest during each Interest Period relating to all or any portion of the Term Loans at the following rates:

                  (a) to the extent that all or any portion of Term Loan A bears interest during such Interest Period at the Base Rate, Term Loan A or such portion shall bear interest during such Interest Period at the rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Loans.

                  (b) To the extent that all or any portion of Term Loan A bears interest during such Interest Period at the Eurocurrency Rate, Term Loan A or such portion shall bear interest during such Interest Period at the rate per annum equal to the Eurocurrency Rate plus the Applicable Margin for Eurocurrency Rate Loans.

                  (c) to the extent that all or any portion of Term Loan B bears interest during such Interest Period at the Base Rate, Term Loan B or such portion shall bear interest during such Interest Period at the rate per annum equal to the Base Rate plus two and one-half of one percent (2.50%).

                  (d) To the extent that all or any portion of Term Loan B bears interest during such Interest Period at the Eurocurrency Rate, Term Loan B or such portion shall bear interest during such Interest Period at the rate per annum equal to the Eurocurrency Rate plus four and one quarter of one percent (4.25%).

            Each of the Domestic Borrowers promises to pay interest on the Term Loans or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period."

      SECTION 6. AMENDMENT TO SECTION 4 OF THE CREDIT AGREEMENT. Section 4 of the Credit Agreement is hereby amended as follows:

      (a) Section 4.1.1 of the Credit Agreement is hereby amended by (i) deleting each reference to "Banks" contained therein and substituting in place thereof the words "Revolving A Banks"; (ii) deleting the words "or any Optional Currency" in the first sentence of Section 4.1.1, and (iii) deleting subparagraph (e) in its entirety and substituting in place thereof the following: "(e) the Revolver A Exposure shall not exceed the lesser of (i) the Total Revolving A Commitment and (ii) the Borrowing Base less the outstanding amount of Revolving Credit B Loans. In addition, notwithstanding anything to the contrary contained herein, (1) if at any time the Revolver A Exposure is at the Maximum Initial Amount, the Agent shall have no obligation to issue any additional Letters of Credit until such time as the aggregate outstanding principal amount of the Revolving Credit B Loans is equal to the Total Revolving B Commitment and (2) from and after the earlier to occur of (x) the Revolving Credit Loan B Maturity Date and (y) January 31, 2002, the Borrowers shall not request any additional Letters of Credit if, after giving effect to such request and without giving effect to any repayment of the Revolving Credit A Loans, the Revolver A Exposure would exceed the Maximum Initial Amount."

      (b) Section 4.1.3. of the Credit Agreement is hereby amended by deleting the words "Revolving Credit Loan Maturity Date" contained therein and substituting in place thereof the words "Revolving Credit Loan A Maturity Date".

      (c) Section 4.1.4 of the Credit Agreement is hereby amended by (i) deleting each reference to "Bank" contained therein and substituting in place thereof the words "Revolving A Bank" and (ii) deleting each reference to "Commitment Percentage" contained therein and substituting in place thereof the words "Revolving A Commitment Percentage".

      (d) Section 4.2 of the Credit Agreement is hereby amended by (i) deleting each reference to "Bank" or "Banks" contained therein and substituting in place thereof the word "Revolving A Bank" or "Revolving A Banks", as the case may be;
(ii) deleting each reference to "Total Commitment" contained in Section 4.2 and substituting in place thereof the words "Total Revolving A Commitment"; and
(iii) deleting the parenthetical "(in the same currency in which such Letter of Credit was issued or the Dollar Equivalent thereof)" from Section 4.2(a);

      (e) Sections 4.3 and 4.6 of the Credit Agreement are hereby amended by (i) deleting each reference to "Bank" or "Banks" contained therein and substituting in place thereof the words "Revolving A Bank" or "Revolving A Banks", as the case may be, and (ii) deleting each reference to "Commitment Percentage" contained therein and substituting in place thereof the words "Revolving A Commitment Percentage".

      SECTION 7. AMENDMENT TO SECTION 5 OF THE CREDIT AGREEMENT. Section 5 of the Credit Agreement is hereby amended as follows:

      (a) Section 5.3.1 of the Credit Agreement is hereby amended by deleting all the text which immediately follows the words "Boston, Massachusetts area that the Agent may from time to time designate, in each case in Same Day Funds" and substitute in place thereof the words "and in Dollars";

      (b) Section 5.3.3 of the Credit Agreement is hereby amended by deleting
Section 5.3.3. in its entirety and substituting in place thereof the words "Intentionally Omitted";

      (c) Section 5.4 of the Credit Agreement is hereby amended by deleting the words "Acceptance Fees for Bankers' Acceptances" in the first sentence of
Section 5.4;

      (d) Sections 5.5 and 5.6 of the Credit Agreement is hereby amended by deleting each of Sections 5.5 and 5.6 in its entirety and restating it as follows:


            5.5. INABILITY TO DETERMINE EUROCURRENCY RATE. In the event, prior to the commencement of any Interest Period relating to any Eurocurrency Rate Loan, the Agent shall determine or be notified by the Majority Banks that adequate and reasonable methods do not exist for ascertaining the Eurocurrency Rate that would otherwise determine the rate of interest to be applicable to any Eurocurrency Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the applicable Borrower and the Banks) to the Borrowers and the Banks. In such event (a) any Loan Request or Conversion Request with respect to Eurocurrency Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (b) each Eurocurrency Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (c) the obligations of the Banks to make Eurocurrency Rate Loans shall be suspended until the Agent or the Majority Banks determine that the circumstances giving rise to such suspension no longer exist, whereupon the Agent or, as the case may be, the Agent upon the instruction of the Majority Banks, shall so notify the Borrower and the Banks.

            5.6. ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurocurrency Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrowers and the other Banks and thereupon (a) the commitment of such Bank to make Eurocurrency Rate Loans or convert Loans of another Type to Eurocurrency Rate Loans shall forthwith be suspended and (b) such Bank's Revolving Credit Loans then outstanding as Eurocurrency Rate Loans, if any, shall be converted automatically to Base Rate

      Loans on the last day of each Interest Period applicable to such Eurocurrency Rate Loans or within such earlier period as may be required by law. Each Borrower hereby severally and not jointly agrees promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this
      Section 5.6, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurocurrency Rate Loans hereunder.

      (e) Section 5.7 of the Credit Agreement is hereby amended by (i) deleting the words "Bankers' Acceptances" from each place in which it appears in
Section 5.7(a) and (ii) deleting the words "any Bankers' Acceptances" from each place in which it appears in Section 5.7(d); and

      (f) Section 5.12 of the Credit Agreement is hereby amended by deleting
Section 5.12 in its entirety and substituting in place thereof the words "Intentionally Omitted".

      SECTION 8. AMENDMENT TO SECTION 8 OF THE CREDIT AGREEMENT. Section 8 of the Credit Agreement is hereby amended as follows:

      (a) Section 8.4(d) of the Credit Agreement is hereby amended by deleting the words "simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above" and substituting in place thereof the words "simultaneously with the delivery of the financial statements referred to in subsections (a), (b) and (c) above";

      (b) Section 8.4 of the Credit Agreement is further amended by inserting immediately at the end of the text of Section 8.4(h) the following:

            (i) within twenty (20) days at the end of each calendar month or at such earlier time as the Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as at the end of such calendar month or other date so requested by the Agent;

            (j) within twenty (20) days after the end of each calendar month, an Accounts Receivable Aging report;

            (k) by not later than Monday of each calendar week, the Company's cash flow forecast for that week and the immediately succeeding next 12-week period;

            (l) by not later than Monday of each calendar week, the Company's one-week cash flow report for the immediately preceding week, together with a comparison to the forecast prepared for such week; and

            (m) as soon as practicable, but in any event not later than thirty
      (30) days after the end of each of the September 30, 2001 and March 31, 2002 fiscal quarters, such financial information otherwise required by
      Section 8.4(b) for such fiscal quarter ends, together with a Compliance Certificate setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 10 hereof.

      (c) Section 8.24.1 of the Credit Agreement is hereby amended by deleting the date "May 4, 2001" which appears in the first sentence of such Section
8.24.1 and substituting in place thereof the date "May 31, 2001";

      (d) Section 8 of the Credit Agreement is further amended by inserting immediately after the end of the text of Section 8.24 the following:

            8.25 AUDIT REPORT. The Company shall deliver to the Agent and the Banks, by not later than May 11, 2001 the consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended December 31, 2000 and the related consolidated statement of income and consolidated statement of cash flow, prepared in accordance with generally accepted accounting principles and certified without qualification by PricewaterhouseCoopers LLP, together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default as it relates to any financial covenant.

            8.26 EMPLOYMENT OF OPERATIONAL CONSULTANT. The Company shall continue to engage the services of an Operational Consultant, provided that, after March 31, 2002, the Company may discontinue such engagement if as of such date: (a) the Agent has received the Company's five-year business plan approved by such Operational Consultant and which plan demonstrates that all the financial covenants, calculated on a pro forma basis, will be complied with when and as required by the Credit Agreement, and (b) no Default or Event of Default occurs and is continuing.

            8.27 EMPLOYMENT OF STRATEGIC ADVISOR. The Company shall, by not later than May 31, 2001, engage the services of a strategic advisor experienced in the area, of nationally recognized standing and not disapproved by the Majority Banks to perform such services as are necessary in order to enhance capital value.

            8.28. PERIODIC MEETINGS. The Company shall cause to occur (a) a meeting among the Company, Berkshire Partners, the strategic advisor referred to in Section 8.27, the Agent and the Banks by not later than September 30, 2001 pursuant to which the Company and such strategic advisor will present to the Agent and the Banks a strategic option plan;
      (b) a meeting by and among the Company, Berkshire Partners, the Operational Consultant and the Banks by not later than November 1, 2001, to review the Company's business plan and projections for the 2002 fiscal year and to review the Company's repayment plan for the Obligations; (c) if requested by the Agent or those Banks designated as a steering committee (the "Steering Committee"), one meeting in each calendar month among the Company, Berkshire Partners, the Operational Consultant, the Agent, the Agent's Special Counsel (if requested), the Steering Committee and counsel to the Steering Committee (if requested) to review the monthly financial updates and projections of the Company and its Subsidiaries; and (d) if requested by the Agent or the Steering Committee, one meeting per fiscal quarter (which may be by a telephonic conference call) among the Company, Berkshire Partners, the Operational Consultant, the Agent and the Banks (and, to the extent so requested by the Agent or the Steering Committee, as the case may be, the Agent's Special Counsel and counsel to the Steering Committee, as the case may be) to provide the Agent and Banks with quarterly financial updates and projections of the Company and its Subsidiaries.

            8.29. INTEREST PAYMENTS - SUBDEBT FUNDING LOANS.

            8.29.1. NOVEMBER PAYMENT. The Company agrees that as to the regularly scheduled interest payment on the Subordinated Notes due November 15, 2001 which the Company elects to make to the holders of such Subordinated Notes (and so long as no Event of Default has occurred and is continuing hereunder pursuant to which the Agent and the Banks have delivered a Payment Blockage Notice (as such term is defined in the Subordinated Debt Documents)), (a) to the extent the Company's EBITDA for the nine months ended September 30, 2001 is equal to or greater than $30,800,000 but less than $32,500,000, unless the Company funds such payment with the proceeds of any Equity Issuance or the proceeds of any Indebtedness which is consented to by the Majority Banks and containing terms and conditions (including subordination provisions) acceptable to the Majority Banks, the Company shall make a request for a Revolving Credit B Loan in an amount equal to fifty percent (50%) of the amount of such interest payment and use the proceeds thereof to fund fifty (50%) of such interest payment (with the Company also being permitted, subject to compliance with the terms and conditions of the Credit Agreement, to request a Revolving Credit Loan in an amount of all or any portion of the remaining 50% of such required payment) and (b) to the extent the Company's EBITDA for such period is less than $30,800,000, unless the Company funds such payment with the proceeds of an Equity Issuance or the proceeds of any Indebtedness which is consented to by the Majority Banks and containing terms and conditions (including subordination provisions) acceptable to the Majority Banks, the Company shall make a request for a Revolving Credit B Loan in an amount equal to one hundred percent (100%) of the amount of such interest payment and use the proceeds thereof to fund one hundred percent (100%) of such interest payment, and the Revolving Credit B Banks agree, subject to compliance with the conditions of this Credit Agreement, to make such Revolving Credit B Loans to the Company (such Revolving Credit B Loans being hereinafter referred to as a "November Subdebt Funding Loan"). In the event that, at time of making any Loan Request pursuant to this Section 8.29.1, there is no availability under the Total Revolving B Commitment but there remains availability under the Total Revolving A Commitment, the Company shall be permitted, subject to compliance at all times with the terms and conditions of this Credit Agreement, to borrow Revolving Credit A Loans in the amount of the November Subdebt Funding Loan in order to repay existing Revolving Credit B Loans by such amount so as to create availability for the borrowing of such November Subdebt Funding Loans under the Total Revolving B Commitment. The Revolving Credit B Banks further agree that any such November Subdebt Funding Loan (and, during an Event of Default which has occurred and is continuing pursuant to Section 13.1(a) or (b) of the Credit Agreement as it relates to the Revolving Credit A Loans and the Term Loans, any interest thereon) shall be junior in right of payment to the Revolving Credit A Loans and the Term Loans, all as more fully set forth in this Credit Agreement. The parties hereto agree that to the extent any such November Subdebt Funding Loans are made and the Company subsequently delivers to the Agent and the Banks its audited financial statements evidencing that the Company's EBITDA as of December 31, 2001 for the immediately twelve (12) month period is equal to or greater than $62,100,000 and, in addition, the Company delivers to the Agent and the Banks a Compliance Certificate evidencing compliance with all the financial covenants set forth in Section 10 for the fiscal quarter ending March 31, 2002 and no other Event of Default has occurred and is continuing as of March 31, 2002, the November Subdebt Funding Loans shall no longer be considered as such, shall be considered ordinary Revolving Credit B Loans and shall no longer be junior in right of payment as set forth above in this Credit Agreement.

            8.29.2. MAY PAYMENT. The Company agrees that as to the regularly scheduled interest payment on the Subordinated Notes due May 15, 2002 which the Company elects to make to the holders of such Subordinated Notes, (and so long as no Event of Default has occurred and is continuing hereunder pursuant to which the Agent and the Banks have delivered a Payment Blockage Notice (as such term is defined in the Subordinated Debt Documents)), unless the Company funds such payment with the proceeds of an Equity Issuance or the proceeds of any Indebtedness which is consented to by the Majority Banks and containing terms and conditions (including subordination provisions) acceptable to the Majority Banks, the Company shall make a request for a Revolving Credit B Loan in an amount equal to one hundred percent (100%) of the amount of such interest payment and use the proceeds thereof to fund one hundred percent (100%) of such interest payment, and the Revolving Credit B Banks agree, subject to compliance with the conditions of this Credit Agreement, to make such a Revolving Credit B Loans to the Company (such Revolving Credit B Loans being hereinafter referred to as a "May Subdebt Funding Loan" and, collectively with the November Subdebt Funding Loan, the "Subdebt Funding Loans"). The Revolving Credit B Banks hereby agree that any such May Subdebt Funding Loan (and, during an Event of Default which has occurred and is continuing pursuant to Section 13.1(a) or (b) of the Credit Agreement as it relates to the Revolving Credit A Loans and the Term Loans, any interest thereon) shall be junior in right of payment to the Revolving Credit A Loans and the Term Loans, all as more fully set forth in this Credit Agreement.

            8.30 ENGAGEMENT LETTER. The Company shall, by not later than May 18, 2001, deliver to the Agent evidence satisfactory to the Agent that the

      Company and the Operational Consultant have entered into an engagement letter detailing the services to be provided by such Operational Consultant.


      SECTION 9. AMENDMENT TO SECTION 9 OF THE CREDIT AGREEMENT. Section 9 of the Credit Agreement is hereby amended as follows:

      (a) Section 9.1(d) of the Credit Agreement is hereby amended by deleting the number "$15,000,000" which appears in Section 9.1(d) and substituting in place thereof the number "$500,000."

      (b) Section 9.1(f)(iv) of the Credit Agreement is hereby amended by deleting clause (iv) thereof and substituting in place thereof the following:

            (iv) Indebtedness (1) of a Subsidiary of the Company which is neither a Borrower or a Guarantor hereunder; and (2) incurred in connection with the factoring or other discounting of certain letters of credit in the ordinary course of business issued in favor of any Subsidiary of the Company, provided that the aggregate principal amount of all such Indebtedness permitted under this Section 9.1(f)(iv) shall not exceed an amount equal to $20,000,000, and provided, further, that the proceeds of such Indebtedness shall be used to fund the Company's operations and working capital needs in the People's Republic of China;

      (c) Section 9.1(g) of the Credit Agreement is hereby amended by deleting the number "$5,000,000" which appears in Section 9.1(g) and substituting in place thereof the number "$500,000."

      (d) Section 9.1(i) of the Credit Agreement is hereby amended by inserting immediately after the words "Additional Investors" the words "in an aggregate amount not to exceed $1,100,000 in any calendar year and incurred in connection with the Company's obtaining the Revolving Credit B Loans";

      (e) Section 9.1(j) of the Credit Agreement is hereby amended by deleting the text of Section 9.1(j) and substituting in place thereof the words "Intentionally Omitted";

      (f) Section 9.1 of the Credit Agreement is hereby further amended by inserting immediately at the end of such Section 9.1 the following words: "; and provided, further, that the aggregate amount of all Indebtedness incurred under Sections 9.1(d), (g) and (h) shall not exceed, in the aggregate, $500,000 in any fiscal year."

      (g) section 9.2(h) of the Credit Agreement is hereby amended by inserting immediately at the end of 9.2(h) the words: "and liens and assets of the Subsidiary of the Company which is neither a Borrower nor a Guarantor hereunder to secure the Indebtedness permitted by Section 9.1(f)(iv)(1) hereof."

      (h) Section 9.12 of the Credit Agreement is hereby amended by inserting immediately after the words "Except for the GE Joint Venture" the words "and Indebtedness owed pursuant to Section 9.1(i)".

      SECTION 10. AMENDMENT TO SECTION 10 OF THE CREDIT AGREEMENT. Section 10 of the Credit Agreement is hereby amended by deleting Section 10 in its entirety and restating it as follows:

      10. FINANCIAL COVENANTS OF THE BORROWERS.

            Each of the Borrowers covenants and agrees that, so long as any Loan, Bankers' Acceptance, Unpaid Reimbursement Obligation, Letter of Credit or Note or loan account is outstanding or any Bank has any obligation to make any Loans or accept and/or purchase any Bankers' Acceptances or the Agent has any obligation to issue, extend or renew any Letters of Credit:

            10.1. LEVERAGE RATIO. The Borrowers will not as of the end of any fiscal quarter ending on any date described in the table set forth below, permit the Leverage Ratio to exceed the ratio set forth opposite such period in such table:

                        Period                           Ratio
                        ------                           -----
            June 30, 2001                             7.15:1.00
            September 30, 2001                        8.15:1.00
            December 31, 2001                         6.90:1.00
            March 31, 2002                            6.75:1.00
            June 30, 2002                             6.85:1.00
            any fiscal quarter ending thereafter      4.50:1.00



            10.2. INTEREST COVERAGE RATIO. The Borrowers will not, as of the end of any fiscal quarter ending on any date described in the table set forth below, permit the Interest Coverage Ratio to be less than the ratio set forth opposite such period in such table:

                        Period                          Ratio
                        ------                          -----
            June 30, 2001                            1.33:1.00
            September 30, 2001                       1.175:1.00
            December 31, 2001                        1.38:1.00
            March 31, 2002                           1.38:1.00
            June 30, 2002                            1.35:1.00
            any fiscal quarter ending thereafter     2.25:1.00

            10.3. FIXED CHARGE COVERAGE RATIO. The Borrowers will not, as of the end of any fiscal quarter ending on any date described in the table set forth below, permit the Fixed Charge Coverage Ratio to be less than the ratio set forth opposite such period in such table:

                        Period                          Ratio
                        ------                          -----
            June 30, 2001                            0.70:1.00
            September 30, 2001                       0.535:1.00
            December 31, 2001                        0.70:1.00
            March 31, 2002                           0.70:1.00
            June 30, 2002                            0.70:1.00
            Any fiscal quarter ending thereafter     1.00:1.00

            10.4. CAPITAL EXPENDITURES. The Borrowers will not make, or permit any Subsidiary of such Borrower to make, during any fiscal year, Capital Expenditures (including, without limitation, any Capital Expenditures made by the Company or any Subsidiary in connection with any joint venture entities) that exceed, in the aggregate, $19,000,000 (of which not more than $13,000,000 shall be attributable to Capital Expenditures made in connection with the Company's operations in China). However, $1,000,000 of Capital Expenditures not spent in a given year may be carried over and added to the Capital Expenditures permitted only for the immediately following year (after first utilizing the amount of Capital Expenditures permitted for such fiscal year), each such carry over not to exceed one year.

            10.5. MONTHLY LEVERAGE RATIO. The Borrowers will not as of the end of any calendar month ending on any date described in the table set forth below, permit the Monthly Leverage Ratio to exceed the ratio set forth opposite such period in such table for such month, provided that no Event of Default shall occur until such time as the Borrowers have failed to comply with the Monthly Leverage Ratio set forth below for two consecutive calendar months:

                        Month Ended                     Ratio
                        -----------                     -----
            April 30, 2001                            6.95:1.00
            May 31, 2001                              7.15:1.00
            June 30, 2001                             7.15:1.00
            July 31, 2001                             7.20:1.00
            August 31, 2001                           7.45:1.00
            September 30, 2001                        8.15:1.00
            October 31, 2001                          7.65:1.00
            November 30, 2001                         7.10:1.00
            December 31, 2001                         6.90:1.00
            January 31, 2002                          6.85:1.00
            February 28, 2002                         6.85:1.00
            March 31, 2002                            6.75:1.00
            April 30, 2002                            6.80:1.00
            May 31, 2002                              6.85:1.00
            June 30, 2002                             6.85:1.00
            Each month ending thereafter              4.50:1.00

            10.6. MONTHLY INTEREST COVERAGE RATIO. The Borrowers will not, as of the end of any calendar month ending on any date described in the table set forth below, permit the Monthly Interest Coverage Ratio to be less than the ratio set forth opposite such period in such table, provided that no Event of Default shall occur until such time as the Borrowers have failed to comply with the Monthly Interest Coverage Ratio set forth below for two consecutive calendar months:

                        Month Ended                     Ratio
                        -----------                     -----
            April 30, 2001                            1.40:1.00
            May 31, 2001                              1.35;1.00
            June 30, 2001                             1.33:1.00
            July 31, 2001                             1.35:1.00
            August 31, 2001                           1.25:1.00
            September 30, 2001                        1.175:1.00
            October 31, 2001                          1.25:1.00
            November 30, 2001                         1.35:1.00
            December 31, 2001                         1.38:1.00
            January 31, 2002                          1.35:1.00
            February 28, 2002                         1.35:1.00
            March 31, 2002                            1.38:1.00
            April 30, 2002                            1.35:1.00
            May 31, 2002                              1.35:1.00
            June 30, 2002                             1.35:1.00
            Each month ending thereafter              2.25:1.00

            10.7. MONTHLY FIXED CHARGE COVERAGE RATIO. The Borrowers will not, as of the end of any calendar month ending on any date described in the table set forth below, permit the Monthly Fixed Charge Coverage Ratio to be less than the ratio set forth opposite such period in such table, provided that no Event of Default shall occur until such time as the Borrowers have failed to comply with the Monthly Fixed Charge Coverage Ratio set forth below for two consecutive calendar months:


                        Month Ended                     Ratio
                        -----------                     -----
            April 30, 2001                            0.75:1.00
            May 31, 2001                              0.70:1.00
            June 30, 2001                             0.70:1.00
            July 31, 2001                             0.70:1.00
            August 31, 2001                           0.65:1.00
            September 30, 2001                        0.535:1.00
            October 31, 2001                          0.60:1.00
            November 30, 2001                         0.70:1.00
            December 31, 2001                         0.70:1.00
            January 31, 2002                          0.70:1.00

            February 28, 2002                         0.70:1.00
            March 31, 2002                            0.70:1.00
            April 30, 2002                            0.70:1.00
            May 31, 2002                              0.70:1.00
            June 30, 2002                             0.70:1.00
            Each month ending thereafter              1.00:1.00

      SECTION 11. AMENDMENT TO SECTION 13 OF THE CREDIT AGREEMENT. Section 13 of the Credit Agreement is hereby amended as follows:

      (a) Section 13.1(c) of the Credit Agreement is hereby amended by inserting immediately after the references to "8.15 - 8.17," a reference to "8.24 - 8.30,";

      (b) Section 13.2 of the Credit Agreement is hereby amended by (i) deleting the words "and to accept and/or purchase Bankers' Acceptances from Rival Canada" in the first sentence thereof; (ii) deleting "the acceptance and/or purchasing of any Bankers' Acceptances" from the second sentence thereof; and (iii) deleting "accept and/or purchase Bankers' Acceptances" from the second sentence thereof;

      (c) Section 13.3 of the Credit Agreement is hereby amended by deleting the words "Bankers' Acceptances" in each place in which appears in the first sentence of Section 13.3;

      (d) Section 13.5 of the Credit Agreement is hereby amended by deleting
Section 13.5 in its entirety and restating it as follows:

            13.5. DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

            (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

            (b) Second, to all other Obligations other than the Subdebt Funding Loans in such order or preference as to type of Obligations (such as interest, principal, fees and expenses) as the Majority Banks may determine; provided, however, that (i) distributions shall be made (A) pari passu among Obligations with respect to the Agent's fee payable pursuant to Section 5.2 and all other Obligations and (B) with respect to each type of Obligation owing to the Banks, such as interest, principal, fees and expenses, among the Banks pro rata in accordance with the principal amount of each Bank's outstanding Notes, provided, however, the Revolving Banks hereby agree that as to the application of any amounts to the Revolving Credit Loans, such amounts shall be applied first to repay any Revolver A Exposure in an amount in excess of the Maximum Initial Amount, second to repay the outstanding amount of the Revolving Credit B Loans other than the Subdebt Funding Loans, third to repay the remaining Revolver A Exposure;

            (c) Third, to the Subdebt Funding Loans and all other Obligations arising thereunder;

            (d) Fourth, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-504(l)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

            (e) Fifth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

      (e) Section 13 of the Credit Agreement is hereby amended by inserting immediately after the end of the text of Section 13.5 the following:

            SECTION 13.6.  TRUE UP.

            (a) The provisions of this Section 13.6 apply in the event that the Borrower or Rival becomes a debtor under the federal Bankruptcy Code.

            (b) If, on any True Up Date, the Base Percentage of any Bank varies from the True Up Date Risk Percentage of such Bank, the Banks, on such True Up Date, will make such acquisitions, dispositions and other arrangements with one another, whether by way of purchase, sale, participation, contribution, distribution, pro tanto assumption or assignment of claims, subrogation or otherwise, as shall result in each Bank's True Up Date Risk Percentage being equal (as nearly as may be) to such Bank's Base Percentage.

            (c) In the event that any Specified Obligations owed to any Bank on any True Up Date are contingent and, pursuant to Section 13.6(b), another Bank (an "Assuming Bank") assumes all or a portion of the liability of such Bank giving rise to such contingent Specified Obligation, the Assuming Bank agrees to indemnify and hold the other Bank harmless from any against any loss, cost or expense sustained or incurred by the other Bank as a result of the failure of the Assuming Bank to satisfy that liability.

            (d) No assignment by any Bank made pursuant to Section 19 of any of the Specified Obligations owed to such Bank shall release such Bank from its obligations to the other Banks under this Section 13.6.

            (e) For the purposes of this Section 13.6, the following terms have the following meanings:

                  (i) "Base Percentage" means, with respect to any Bank, the percentage which the Specified Obligations owed to such Bank on May 1, 2001, bears to the Specified Obligations owed to all of the Banks on May 1, 2001.

                  (ii) "Specified Obligations" means Obligations other than
            Obligations comprising principal of and interest on the Revolving Credit B Loans and that portion of the Revolving Credit A Loans which exceed the Maximum Initial Amount. The term includes Specified Obligations which, at the time of reference, are contingent obligations, such as Letter of Credit Participations in Reimbursement Obligations in respect of undrawn Letters of Credit.

                  (iii) "True Up Date" means (A) 180 days following the date on which a petition is filed by or against the Borrower or Rival under the federal Bankruptcy Code or, if earlier, the date on which any plan of reorganization of the Borrower or Rival under Chapter 11 of the federal Bankruptcy Code becomes effective or (B) any later date specified by a Bank in a written notice provided to the other Banks and the Agent not less than 30 days prior to the date specified in such notice and falling not less than 180 days after the immediately preceding True Up Date.

                  (iv) "True Up Date Risk Percentage" means, with respect to any
            Bank, the percentage which the Specified Obligations owed to such Bank on any True Up Date bears to the Specified Obligations owed to all of the Banks on such True Up Date.

            (f) The provisions of this Section 13.6 shall not be amended or modified without obtaining the prior written consent of each Bank affected thereby.


      SECTION 12. AMENDMENT TO SECTION 14 OF THE CREDIT AGREEMENT. Section 14 of the Credit Agreement is hereby amended by deleting each reference to "or Bankers' Acceptances" and "any Bankers' Acceptances" in each place in which they appear in Section 14.

      SECTION 13. AMENDMENT TO SECTION 15 OF THE CREDIT AGREEMENT. Section 15 of the Credit Agreement is hereby amended as follows:

      (a) Section 15.5.3 of the Credit Agreement is hereby amended by (i) deleting the words "or to purchase a risk participation in any Bankers' Acceptances" from subparagraph (a) thereof; and (ii) deleting the words "Bankers' Acceptances" from each place in which they appear in the second and third sentence of Section 15.5.3;

      (b) Section 15.6 of the Credit Agreement is hereby amended by deleting the words "or purchaser of any risk participation of any Bankers' Acceptance" from
Section 15.6;

      (c) Section 15.7 of the Credit Agreement is hereby amended by deleting the words "the Bankers' Acceptances," which appear in such Section 15.7; and

      (d) Section 15.8 of the Credit Agreement is hereby amended by deleting the words "Bankers' Acceptances" from Section 15.8 thereof.

      SECTION 14. AMENDMENT TO SECTION 16 OF THE CREDIT AGREEMENT. Section 16.2 of the Credit Agreement is hereby amended by inserting immediately at the end of the text of Section 16.2 the following sentence: "In addition to the foregoing, each of the Domestic Borrowers and Guarantors hereby agree to indemnify the Agent and its affiliates and to hold the Agent and its affiliates harmless from and against any loss, cost or expense incurred or sustained by the Agent or such affiliate in providing payroll and other cash management services to the Company and its Subsidiaries. The parties hereto further hereby agree that such indemnification obligations shall be Obligations under the Credit Agreement and the other Loan Documents."

      SECTION 15. AMENDMENT TO SECTION 18 OF THE CREDIT AGREEMENT. Section 18 of the Credit Agreement is hereby amended by (a) deleting the words "the acceptance and/or purchase of any Bankers' Acceptance" in each place in which such words appear in Section 18 thereof; and (b) deleting the words "or any Bankers' Acceptance" which appears in Section 18.

      SECTION 16. AMENDMENT TO SECTION 19 OF THE CREDIT AGREEMENT. Section 19 of the Credit Agreement is hereby amended as follows:

      (a) Section 19.1 of the Credit Agreement is hereby amended by deleting the text of the first sentence of Section 19.1 up to the words "provided that (a)" and substituting in place thereof the words "Except as provided herein and subject to Section 13.6 hereof, each Bank may assign to one or, more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Revolving Credit A Commitment Percentage, Revolving Credit B Commitment Percentage, Revolving Credit A Commitment, Revolving Credit B Commitment, Term Loan A Commitment and Term Loan B Commitment and the same portion of the Loans at the time owing to it, the Notes held by it and its participating interest in the risk relating to any Letters of Credit );";

      (b) Section 19.7 of the Credit Agreement is hereby amended by deleting the words "Bankers' Acceptances" in each place in which they appear in Section 19.7

      SECTION 17. AMENDMENT TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended by deleting each reference to "BankBoston, N.A." and "BKB" contained therein and substituting in place thereof a reference to "Fleet National Bank (f/k/a BankBoston, N.A.)" and "Fleet".

      SECTION 18. AMENDMENT TO SCHEDULE 1. Schedule 1 to the Credit Agreement is hereby amended by deleting Schedule 1 in its entirety and substituting in place thereof the Schedule 1 attached hereto.

      SECTION 19. LIMITED WAIVER. The Company has informed the Agent and the Banks that the Company has not been in compliance with the financial covenants contained in Sections 10.1 and 10.3 of the Credit Agreement from December 31, 2000 through and including the date hereof and, in addition, did not comply with the financial covenant contained in Section 10.2 of the Credit Agreement for the fiscal quarters ended December 31, 2000 and March 31, 2001. The Company has also not complied with the covenant contained in Section 8.24.1 of the Credit Agreement. In addition, the Company has not delivered its audited financial statements for the fiscal year ended December 31, 2000 in the time required by
Section 8.4(a) and the Compliance Certificate for such reporting period as set forth in Section 8.4(c) of the Credit Agreement and as a result the Company is in default of such covenants and is in default under the Subordinated Debt Documents as a result of its failure to deliver such financial information as required thereunder. The Company has requested that the Banks waive, to the limited extent necessary to permit such noncompliance for the period of December 31, 2000 through the date hereof, the provisions of Sections 10.1 and 10.3 of the Credit Agreement and, in addition, waive, to the limited extent necessary to permit such noncompliance for the fiscal quarters ended December 31, 2000 and March 31, 2001, the provisions of Section 10.2 of the Credit Agreement. The Company has also requested that the Banks waive, to the limited extent necessary to permit the noncompliance with Section 8.24.1, the delivery date requirement contained therein. In addition, the Company has also requested that the Banks waive, to the limited extent necessary to permit such noncompliance with the delivery requirements set forth in Section 8.4(a) and (c) of the Credit Agreement, the provisions of Section 8.4(a) and (c) as it relates to the December 31, 2000 audited financial statements and the Compliance Certificate related thereto as well as any Default or Event of Default that may exist as a result of the corresponding default under the Subordinated Debt Documents. Subject always to compliance by the Company and its Subsidiaries with the terms and provisions of the Credit Agreement (as amended hereby) and the other Loan Documents and the terms and conditions contained herein, on the Effective Date (as defined in Section 20 hereof) the Banks hereby waive, such waiver being retroactive to the first date on which any such Event of Default occurred under the Credit Agreement, the provisions of (a) Section 10.1 and Section 10.3 of the Credit Agreement solely to the extent necessary to permit the above-referenced noncompliance, and only with respect to the determination of compliance for the period of December 31, 2000 through the date hereof; (b) Section 10.2 of the Credit Agreement solely to the extent necessary to permit the above-referenced noncompliance, and only with respect to the determination of compliance for the fiscal quarters ended December 31, 2000 and March 31, 2001; (c) Section 8.24.1 of the Credit Agreement solely to the extent necessary to permit the above-referenced compliance, and only with respect to the May 4, 2001 delivery requirement (provided nothing contained herein shall be construed as any waiver to the new delivery requirement contained in Section 8.24.1 by virtue of this Amendment); (d) Sections 8.4(a) and (c) of the Credit Agreement solely to the extent necessary to permit the above-referenced noncompliance, only with respect to the fiscal year ended December 31, 2000 and only so long as the Company agrees to deliver to the Agent and the Banks each of the financial statements required by Section 8.4(a) for the fiscal year ended December 31, 2000 and the accompanying Compliance Certificate by not later than May 11, 2001; and (e) any Event of Default which may exist as a result of the occurrence of a default under the Subordinated Debt Documents arising solely as a result of the Company's failure to deliver the financial information described above, but solely to the extent that each and every default under the Subordinated Debt Documents is able to be cured by the express terms of such documents, and the Company cures each such default within such cure period and in any event by not later than May 15, 2001. Any failure by the Company to comply with the delivery requirement in the immediately preceding subparagraph (d) or the cure requirement set forth in the immediately preceding subparagraph (e) shall constitute an immediate Event of Default under the Credit Agreement.

      SECTION 20. PAYMENT OF FEE. The Company hereby promises to pay to each Bank (other than the Revolving B Bank) which consents to this Fourth Amendment on or before 5:00 p.m. on the Effective Date, in consideration of each such Bank entering into this Fourth Amendment, an amendment fee consisting of the following:

      (a) a cash amount equal to 35 basis points on such consenting Bank's Revolving A Commitment plus the outstanding amount of such consenting Bank's Term Loans as of such date, which fee shall be earned as of the Effective Date and shall be payable as follows: (i) on the Effective Date (or if the Fourth Amendment does not become effective until 5:00 p.m. on such day, the next day), each such consenting Bank shall receive 25 of the 35 basis point fee earned by such Bank; and (ii) the remaining portion shall be due and payable on the earlier to occur of (1) December 31, 2001, (2) payment in full in cash of all the Obligations and a reduction of the Total Revolving A Commitment to zero; or
(3) an acceleration of the Obligations (whether automatic or otherwise) pursuant to Section 13.1 of the Credit Agreement; and

      (b) an amount equal to 50 basis points on such consenting Bank's Revolving A Commitment plus the outstanding amount of such consenting Bank's Term Loans as of such date, which fee shall be earned as of the Effective Date and such fee shall be capitalized, and the payment of such fee shall be deferred, with interest, calculated at the Base Rate plus 2.50% per annum, owing on such amounts being paid in kind during the deferral period, with such fee becoming due and payable on the earlier to occur of (1) February 5, 2005, (2) a sale of all or substantially all of the assets and/or capital stock of the Company or
(3) an acceleration of the Obligations (whether automatic or otherwise) pursuant to Section 13.1 of the Credit Agreement. If, on or prior to April 30, 2002, either the Obligations have been repaid in full in cash and the Total Revolving A Commitment has been reduced to zero or the Borrowers, the Agent and the Banks have entered into an amendment to the Credit Agreement amending the financial covenants contained in Section 10 of the Credit Agreement for all periods after June 30, 2002, that portion of the amendment fee set forth in this paragraph (b) shall be forgiven on such date.

      SECTION 21. CONDITIONS TO EFFECTIVENESS. This Fourth Amendment shall become effective upon satisfaction of the following conditions on or prior to May 7, 2001 (the "Effective Date"):

      (a) receipt by the Agent of a counterpart of this Fourth Amendment, executed by the Borrowers, each Guarantor and the required Banks;

      (b) receipt by the Agent of a Borrowing Base Report and accounts receivable aging report as of March 31, 2001;

      (c) receipt by the Agent for each the Revolving A Banks and the Revolving B Banks, duly executed Revolving Credit A Notes and Revolving Credit B Notes, as the case may be (with each Revolving A Bank returning its original Revolving Credit Note to the Company);

      (d) receipt by the Agent of the Warrants and the Warrant Purchase Agreement, in form and substance satisfactory to the Agent, executed by the Company for each Bank receiving such Warrants;

      (e) evidence satisfactory to the Agent that all necessary corporate or other similar action has been taken by the Company and its Subsidiaries to authorize the transaction contemplated hereby;

      (f) evidence satisfactory to the Agent that all conditions required by the Revolving B Banks to accede to this Credit Agreement have been satisfied and all conditions to closing set forth by the Revolving B Banks have been satisfied;

      (g) receipt by the Agent of a legal opinion from counsel to the Company, which shall be in form and substance satisfactory to the Agent;

      (h) receipt by the Agent of payment in cash of the amendment fee required by Section 20 above;

      (i) the Borrowers shall have paid to the Agent for the account of the Agent's Special Counsel all outstanding bills for legal fees and expenses through April 30, 2001 and, in addition, shall have paid to the Agent, for the account of Kaye Scholer LLP, as counsel to the Banks, all outstanding bills for legal fees and expenses though April 30, 2001; and

      (j) evidence satisfactory to the Agent that all bills received for fees and expenses of the Operational Consultant, Carl Marks Consulting Group and any other consultants and/or examiners through April 30, 2001 shall have been paid by the Company.

      SECTION 22. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 7 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Company and its Subsidiaries taken as a whole, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Borrowers hereby represents and warrants that the execution and delivery by each Borrower of this Fourth Amendment and the performance by each Borrower of all of their agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each Borrower and have been duly authorized by all necessary corporate action on the part of each Borrower.

      SECTION 23. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto or delivered thereunder, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Fourth Amendment shall be read and construed as a single agreement. All references to the Credit Agreement in the Credit Agreement or any Loan Document shall hereafter refer to the Credit Agreement as amended hereby.

      SECTION 24. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Agent, the Documentation Agent or the Banks consequent thereon.

      SECTION 25. COUNTERPARTS. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      SECTION 26. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

      SECTION 27. EXPENSES. The Borrowers agree to pay to the Agent (a) on demand by the Agent, an amount equal to any and all reasonable out-of-pocket costs or expenses (including reasonable legal fees and disbursements of Bingham Dana LLP and other counsel to the Agent, reasonable fees and expenses of in-house counsel to the Agent, reasonable legal fees and disbursements of Kaye Scholer LLP as counsel to the Banks, consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred or sustained by the Agent and the Banks in connection with the negotiation and preparation of this Fourth Amendment and all related matters and (b) from time to time any and all reasonable out-of-pocket costs, expenses (including legal fees and disbursements, consulting, accounting, appraisal, investment banking and similar professional fees and charges) hereafter incurred or sustained by the Agent in connection with the administration of credit extended by the Agent and the Banks to the Borrowers or the preservation of or enforcement of the Agent's and the Banks' rights under the Loan Documents or in respect of the Borrowers' or any of their Subsidiaries' other obligations to the Agent and the Banks. On the Effective Date, this Section 27 shall supercede Section 8 contained in the Forbearance Agreement and Third Amendment dated as of April 13, 2001 (the "Forbearance Agreement").

      SECTION 28. NO CLAIMS. Each of the Borrowers and the Guarantors hereby acknowledge and agree that (a) neither the Borrowers nor any of their Subsidiaries has any claim or cause of action against any of the Banks or the Agent (or any of their directors, officers, employees, agents or Affiliates) arising on or prior to the date hereof from any transactions under this Fourth Amendment, under the Credit Agreement or any of the other Loan Documents; (b) neither the Borrowers nor any of their Subsidiaries has offset rights, counterclaims or defenses of any kind against any of their Obligations, indebtedness or liabilities to the Agent or the Banks; and (c) each of the Banks and the Agent has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrowers and their Subsidiaries. The Agent and the Banks wish (and each Borrower and Guarantor agrees) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Agent and the Banks. Therefore, the Borrowers and each of their Subsidiaries unconditionally releases, waives and forever discharges (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any of the Banks and the Agent to the Borrowers and each of their Subsidiaries, except the obligations to be performed by the Banks or the Agent for the Borrowers hereafter as expressly stated in this Fourth Amendment and the other Loan Documents, and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrowers or any Subsidiary might otherwise have against any of the Banks or the Agent or any of their directors, officers, employees, agents or Affiliates with respect to the obligations performed or to be performed by the Agent or any Bank for the Borrowers as set forth in the Loan Documents, in either case (i) or (ii) above, on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof. On the Effective Date, this Section 28 shall supercede
Section 10 of the Forbearance Agreement.

      SECTION 29. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS AND THEIR SUBSIDIARIES HEREBY WAIVES ANY RIGHTS THAT IT MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS FOURTH AMENDMENT OR ANY OF THE LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. Except as prohibited by law, each of the Borrowers and their Subsidiaries hereby waives any right that it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Borrowers and their Subsidiaries hereby (a) certifies that no representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Fourth Amendment by, among other things, the waivers and certifications herein.

      IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as a document under seal as of the date first above written.


                                    THE HOLMES GROUP, INC.


                                    By:___________________________________
                                         Title:

                                    THE RIVAL COMPANY


                                    By:___________________________________
                                         Title:


                                    HOLMES PRODUCTS (FAR EAST) LIMITED


                                    By:___________________________________
                                         Title:


                                    ESTEEM INDUSTRIES LIMITED


                                    By:___________________________________
                                         Title:


                                    RAIDER MOTOR CORPORATION


                                    By:___________________________________
                                         Title:

                                    BIONAIRE INTERNATIONAL B.V.


                                    By:___________________________________
                                         Title:


                                    HOLMES PRODUCTS (EUROPE) LIMITED


                                    By:___________________________________
                                         Title:

                                    PATTON ELECTRIC (HONG KONG) LTD.

                                    By:___________________________________
                                         Title:


                                    THE HOLMES GROUP OF CANADA LTD.


                                    By:___________________________________
                                         Title:

                                    THE BANKS

                                    FLEET NATIONAL BANK (F/K/A BANKBOSTON, N.A.)


                                    By:___________________________________
                                         Title:


                                    SYNDICATED LOAN FUNDING TRUST
                                    BY: LEHMAN COMMERCIAL PAPER INC., NOT IN ITS
                                        INDIVIDUAL CAPACITY, BUT SOLELY AS ASSET
                                        MANAGER


                                    By:___________________________________
                                         Title:


                                    HELLER FINANCIAL, INC.


                                    By:___________________________________
                                         Title:


                                    LASALLE BANK NATIONAL ASSOCIATION


                                    By:___________________________________
                                    Title:

                                    COMERICA BANK


                                    By:___________________________________
                                         Title:


                                    KEY CORPORATE CAPITAL INC.


                                    By:___________________________________
                                         Title:


                                    CITIZENS BANK OF MASSACHUSETTS, A
                                    MASSACHUSETTS BANK

                                    By:___________________________________
                                         Title:


                                    STAR BANK, NATIONAL ASSOCIATION


                                    By:___________________________________
                                         Title:


                                    ANTARES CAPITAL CORPORATION


                                    By:___________________________________
                                         Title:


                                    NATIONAL CITY BANK


                                    By:___________________________________
                                         Title:


                                    THE PROVIDENT BANK


                                    By:___________________________________
                                         Title:


                                    FRANKLIN FLOATING RATE TRUST


                                    By:___________________________________
                                         Title:


                                    THE TRAVELERS INSURANCE COMPANY


                                    By:___________________________________
                                         Title:


                                    TRAVELERS CORPORATE LOAN FUND INC.
                                    BY:   TRAVELERS ASSET MANAGEMENT
                                          INTERNATIONAL COMPANY LLC

                                    By:___________________________________
                                         Title:


                                    MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                    INC.


                                    By:___________________________________
                                         Title:


                                    MAGNETITE ASSET INVESTORS LLC


                                    By:___________________________________
                                         Title:


                                    MERRILL LYNCH PRIME RATE PORTFOLIO


                                    By:___________________________________
                                         Title:

                                    PILGRIM PRIME RATE TRUST


                                    By:___________________________________
                                         Title:


                                    PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.


                                    By:___________________________________
                                         Title:


                                    SEQUILS-PILGRIM I, LTD.


                                    By:___________________________________
                                         Title:


                                    CAPTIVA IV FINANCE LTD.
                                    AS ADVISED BY PACIFIC INVESTMENT MANAGEMENT
                                    COMPANY LLC


                                    By:___________________________________
                                         Title:


                                    PILGRIM CLO 1999 - 1 LTD.


                                    By:___________________________________
                                         Title:


                                    GREAT POINT CLO 1999 - 1 LTD.


                                    By:___________________________________
                                         Title:

                                    FIRST MASSACHUSETTS BANK


                                    By:___________________________________
                                         Title:

                                    SUMMIT BANK


                                    By:___________________________________
                                         Title:


                                    TRANSAMERICA BUSINESS CREDIT CORPORATION


                                    By:___________________________________
                                         Title:


                                    CHASE MANHATTAN BANK NOT IN ITS INDIVIDUAL
                                    CAPACITY, BUT SOLELY AS TRUSTEE OF ANTARES
                                    FUNDING TRUST UNDER THE TRUST AGREEMENT
                                    DATED AS OF NOVEMBER 30, 1999 (THE "TRUST
                                    AGREEMENT") BETWEEN ANTARES FUNDING, L.P.
                                    (THE "DEPOSITOR") AND CHASE MANHATTAN BANK
                                    AS TRUSTEE (THE "TRUSTEE")


                                    By:___________________________________
                                    Title:


                                    VAN KAMPEN SENIOR INCOME TRUST


                                    By:___________________________________
                                    Title:


                                    VAN KAMPEN PRIME RATE INCOME TRUST


                                    By:___________________________________
                                    Title:

                            RATIFICATION OF GUARANTY

      Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Fourth Amendment as of May 7, 2001, and agrees that the Amended and Restated Guaranty dated as of February 5, 1999 from each of Holmes Manufacturing Corp., Holmes Air (Taiwan) Corp., Holmes Motor Corporation, Patton Electric Company, Inc., Patton Building Products Inc. and Rival Consumer Sales Corporation (collectively, the "Guarantors") in favor of the Agent for the benefit of the Agent and the Revolving Banks and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

                                    HOLMES MANUFACTURING CORP.


                                    By:___________________________________
                                    Title:

                                    HOLMES AIR (TAIWAN) CORP.


                                    By:___________________________________
                                    Title:

                                    HOLMES MOTOR CORPORATION


                                    By:___________________________________
                                    Title:

                                    RIVAL CONSUMER SALES CORPORATION


                                    By:___________________________________
                                       Title:

                                    Exhibit C-1
EBITDA

              MONTH ENDED                 EBITDA
           ------------------------------------------
           April 30, 2000               $ 3,824,000
           May 31, 2000                 $ 2,130,000
           June 30, 2000                $ 3,014,000
           July 31, 2000                $ 2,595,000
           August 31, 2000              $ 5,866,000
           September 30, 2000           $10,379,000
           October 31, 2000             $ 7,040,000
           November 30, 2000            $ 7,635,000
           December 31, 2000            $ 1,243,000
           January 31, 2001             $ 2,565,000
           February 28, 2001            $ 2,145,000


CONSOLIDATED CASH INTEREST EXPENSE


              MONTH ENDED            CONSOLIDATED CASH
                                     INTEREST EXPENSE
           ------------------------------------------
           April 30, 2000               $2,613,000
           May 31, 2000                 $2,666,000
           June 30, 2000                $2,859,000
           July 31, 2000                $2,937,000
           August 31, 2000              $3,005,000
           September 30, 2000           $2,943,000
           October 31, 2000             $3,178,000
           November 30, 2000            $3,148,000
           December 31, 2000            $3,066,000
           January 31, 2001             $3,049,000
           February 28, 2001            $2,682,000

CAPITAL EXPENDITURES

                  MONTH ENDED             CAPITAL
                                        EXPENDITURES
           ------------------------------------------
           April 30, 2000               $1,818,600
           May 31, 2000                 $1,281,450
           June 30, 2000                $1,263,000
           July 31, 2000                $1,208,700
           August 31, 2000              $5,376,050

           September 30, 2000           $  915,450
           October 31, 2000             $2,063,650
           November 30, 2000            $1,935,250
           December 31, 2000            $4,149,450
           January 31, 2001             $2,842,000
           February 28, 2001            $1,533,000